UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

_____________________________

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Telesis Bio Inc.
(Name of Registrant as Specified In Its Charter)

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☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

10431 Wateridge Circle, Suite 150

San Diego, California 92121

(858) 228-4115

April 19, 2024

Dear Stockholder:

We are pleased to invite you to attend the 2024 Annual Meeting of Stockholders (the Annual Meeting) of Telesis Bio Inc. (Telesis Bio or the Company), which will take place on Wednesday , May 1, 2024 at 8:00 a.m. Pacific Time. The Annual Meeting will be held in virtual format again this year. You will be able to attend the Annual Meeting by visiting www.proxydocs.com/TBIO and entering the control number located on proxy card, where you will be able to listen to the meeting live, submit questions and vote online by entering the control number located on your proxy card.

The accompanying proxy materials contain details of the business to be conducted at the Annual Meeting.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, we urge you to promptly vote and submit your proxy via the Internet, by phone, or by signing, dating and returning the enclosed proxy card. If you decide to attend the Annual Meeting, you will be able to change your vote or revoke your proxy, even if you have previously submitted your proxy.

On behalf of the Company’s Board of Directors, we would like to thank you for your continued support of and interest in Telesis Bio.

Sincerely,

/s/ Robert H. Cutler

Chief Legal Officer

TELESIS BIO INC.

10431 Wateridge Circle, Suite 150

San Diego, California 92121

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	Wednesday, May 1, 2024 at 8:00 a.m. Pacific Time
Place

The Annual Meeting will be a completely virtual meeting of stockholders, to be conducted via live webcast. You will be able to attend the Annual Meeting virtually, examine a list of our stockholders entitled to vote at the meeting, submit questions and vote online during the meeting by visiting www.proxydocs/TBIO and entering the control number located on your proxy card.

Items of Business
•
To elect three Class III directors to serve until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified.
•
To approve and adopt a proposed amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock, par value $0.0001 per share, at a ratio of 1-for-18 (the “Reverse Split Proposal”).
•
To ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for our fiscal year ending December 31, 2024.
•
To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Record Date	April 8, 2024 (the Record Date). Only stockholders of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting.
Adjournments and Postponements

Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Virtual Meeting Philosophy

Our board of directors believes that holding the annual meeting of stockholders in a virtual format provides the opportunity for participation by a broader group of stockholders, while reducing the costs associated with planning, holding and arranging logistics for in-person meeting proceedings. This balance will allow the meeting to remain focused on matters directly relevant to the interests of stockholders in a way that recognizes the value to stockholders of an efficient use of Company resources. Our board of directors intends that the virtual meeting format provide stockholders a level of transparency as close as possible to the traditional in-person meeting format and takes the following steps to ensure such an experience:

•
providing stockholders with the ability to submit appropriate questions in advance of the meeting to ensure thoughtful responses from management and our board of directors;
•
providing stockholders with the ability to submit appropriate questions real-time via the meeting website;
•
answering as many questions submitted in accordance with the meeting rules of conduct as possible in the time allotted for the meeting without discrimination; and
•
offering separate engagement opportunities with stockholders on appropriate matters of governance or other relevant topics as outlined under the section titled “Communications with the Board of Directors” below.

If you have any questions regarding this information or the proxy materials, please visit the investor relations page of our website at https://ir.telesisbio.com.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail as soon as possible to ensure your shares are represented. For additional instructions for each of these voting options, please refer to the proxy card. Returning the proxy does not deprive you of your right to virtually attend the Annual Meeting and to vote your shares at the Annual Meeting. The proxy statement explains proxy voting and the matters to be voted on in more detail.

By order of the Board of Directors,

/s/ Robert H. Cutler

Chief Legal Officer

San Diego, California

April 19, 2024

TELESIS BIO INC.

PROXY STATEMENT

FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 8:00 a.m. Pacific Time on Wednesday, May 1, 2024

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at the 2024 annual meeting of stockholders of Telesis Bio, Inc. (the Annual Meeting), and any postponements, adjournments or continuations thereof. The Annual Meeting will be held on Wednesday, May 1, 2024 at 8:00 a.m. Pacific Time virtually via live webcast. You will be able to attend the Annual Meeting virtually by visiting www.proxydocs.com/TBIO and entering the control number located on your proxy card, where you will be able to listen to the meeting live, submit questions and vote online.We intend to begin mailing this proxy statement, the attached Notice of Annual Meeting of stockholders and the enclosed proxy card on or about April 19, 2024 to all stockholders of record entitled to vote at the Annual Meeting. Although not part of this proxy statement, we are also sending, along with this proxy statement, our 2023 annual report, which includes our financial statements for the fiscal year ended December 31, 2023.

As used in this proxy statement, the terms the “Company,” “Telesis Bio,” “we,” “us,” and “our” mean Telesis Bio Inc. and its subsidiaries unless the context indicates otherwise

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON MAY 1, 2024

This proxy statement, the Notice of Annual Meeting of Stockholders, our form of proxy card and our 2023 annual report to stockholders are available for viewing, printing and downloading, free of charge, at ir.telesisbio.com . To view these materials please have your control number(s) available that appears on your proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2023, on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov,or in the “Financials + filings” section of the “Investors” section of our website at ir.telesisbio.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to our Corporate Secretary at Telesis Bio Inc., 10431 Wateridge Circle, Suite 150, San Diego, California, 92121. Exhibits will be provided upon written request and payment of an appropriate processing fee.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

The information provided in the “question and answer” format below addresses certain frequently asked questions but is not intended to be a summary of all matters contained in this proxy statement. Please read the entire proxy statement carefully before voting your shares. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.

Why am I receiving these materials?

Our board of directors is providing this proxy statement, our Annual Report and the proxy card, which we collectively call the proxy materials to you in connection with its solicitation of proxies for use at the Annual Meeting, which will take place virtually on May 1, 2024. Stockholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement. All stockholders will have the ability to access this proxy statement and our Annual Report that was filed with the Securities and Exchange Commission (the SEC) on March 29, 2024 via the Internet.

What proposals will be voted on at the Annual Meeting?

There are three proposals scheduled to be voted on at the Annual Meeting:

•
the election of Christine A. Tsingos, Jami Nachtsheim and Annette Tumolo as Class III directors to serve until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified;
•
the approval and adoption of a proposed amendment to our amended and restated certificate of incorporation (the Reverse Stock Split Amendment) to effect a reverse stock split of the Company’s common stock, par value $0.0001 per share, at a ratio of 1-for-18 (the Reverse Stock Split Proposal); and
•
the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for our fiscal year ending December 31, 2024.

At the time this proxy statement was mailed, our management and board of directors were not aware of any other matters to be presented at the Annual Meeting other than those set forth in this proxy statement and in the notice accompanying this proxy statement.

How does our board of directors recommend that I vote?

Our board of directors recommends that you vote:

•
FOR the election of each of Christine A. Tsingos, Jami Nachtsheim and Annette Tumolo as Class III directors;
•
FOR the Reverse Stock Split Proposal; and
•
FOR the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for our fiscal year ending December 31, 2024.

Who is entitled to vote at the Annual Meeting?

Holders of our common stock and our redeemable convertible preferred stock (the preferred stock) at the close of business on April 8, 2024, the record date for the Annual Meeting (the Record Date), are entitled to notice of and to vote at the Annual Meeting. Each holder of common stock is entitled to one vote for each share of our common stock held as of the Record Date, and each holder of preferred stock is entitled to the number of votes equal to the number of whole shares of common stock into which the shares of preferred stock held by such holder are convertible on the Record Date, subject to the beneficial ownership limitations set forth in the Certificate of Designations establishing the terms of the preferred stock. As of the Record Date, there were 30,103,284 shares of common stock outstanding and 280,000 shares of our preferred stock outstanding and entitled to vote (representing 12,666,854 shares of common stock on an as converted basis), representing an aggregate of 42,770,138 votes entitled to be cast at the Annual Meeting. The holders of our common stock and preferred stock are voting as a single class on all matters presented at the Annual Meeting. Stockholders are not permitted to cumulate votes with respect to the election of directors.

The number of votes that can be cast by holders of our preferred stock at the Annual Meeting is based on all shares of the preferred stock held as of the Record Date that would be convertible into shares of common stock, subject to certain beneficial ownership limitations set forth in the Certificate of Designations that established the terms of the preferred stock. As of the Record Date, the outstanding shares of preferred stock could be converted into an aggregate of 12,666,854 shares of common stock, and each share of preferred stock entitles its holder to 45.2387642857 votes per share.

Stockholders of Record - Shares Registered in Your Name. If, at the close of business on the Record Date, your shares were registered directly in your name with Equiniti Trust Co. LLC, our transfer agent, then you are considered the stockholder of record with respect to those shares, and this proxy statement was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote live virtually at the Annual Meeting. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders - Shares Registered in the Name of a Broker, Bank or Other Nominee. If, at the close of business on the Record Date, your shares were held, not in your name, but rather in a stock brokerage account or by a bank or other nominee on your behalf, then you are considered the beneficial owner of shares held in “street name,” and this proxy statement was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the voting instructions your broker, bank or other nominee provides. If you do not provide your broker, bank or other nominee with instructions on how to vote your shares, your broker, bank or other nominee may, in its discretion, vote your shares with respect to routine matters but may not vote your shares with respect to any non-routine matters. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

How many votes are needed for approval of each proposal?

•
Proposal No. 1: The election of each Class III director requires a plurality of the voting power of the shares of our capital stock present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. “Plurality” means that the three nominees who receive the most votes cast FOR will be elected as Class III directors. You may (i) vote FOR all nominees, (ii) WITHHOLD your vote as to all nominees, or (iii) vote FOR all nominees except for those specific nominees from whom you WITHHOLD your vote. Any shares not voted FOR a particular nominee (whether as a result of voting withheld or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. If you WITHHOLD your vote as to all nominees, you will be deemed to have abstained from voting on Proposal No. 1, and such abstention will have no effect on the outcome of the proposal.
•
Proposal No. 2: The Reverse Stock Split Proposal requires the affirmative FOR vote of a majority of the voting power of the outstanding capital stock entitled to vote thereon to be approved. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal No. 2, the abstention will have the same effect as a vote AGAINST the proposal. Because this proposal is considered "routine" and brokers have discretion to vote for this proposal, we expect few if any broker non-votes for this proposal.
•
Proposal No. 3: The ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for our fiscal year ended December 31, 2024 requires an affirmative FOR vote of a majority of the voting power of the shares of our capital stock present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal No. 3, the abstention will have the same effect as a vote AGAINST the proposal. A broker or other nominee may generally vote in their discretion on routine matters, and therefore broker non-votes are not expected in connection with Proposal No. 3.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting for the annual meeting of stockholders to be properly held under our bylaws and Delaware law. A majority of the voting power of our capital stock issued and outstanding and entitled to vote, live virtually or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions, withhold votes, and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum. If there is no quorum, then either the chair of the Annual Meeting or a majority of the voting power present at the Annual Meeting may adjourn the meeting to a later date.

What do I need to do to attend the Annual Meeting?

You will be able to attend the Annual Meeting virtually, submit your questions during the meeting and vote your shares electronically at the meeting by visiting www.proxydocs.com/TBIO and entering the control number located on your proxy card. To participate in the Annual Meeting, you will need the control number from your proxy card. The Annual Meeting webcast will begin promptly at 8:00 a.m. Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 7:45 a.m. Pacific Time, and you should allow ample time for the check-in procedures.

How do I vote and what are the voting deadlines?

Stockholders of Record. If you are a stockholder of record, you can vote in one of the following ways:

•
You may vote via the Internet. To vote via the Internet prior to the Annual Meeting, go to www.proxypush.com/TBIO to complete an electronic proxy card. You will be asked to provide the control number from the proxy card you receive. You should make sure that your vote is received by 8:00 a.m. Pacific Time on May 1, 2024 for it to be counted. If you vote via the Internet prior to the Annual Meeting, you do not need to return a proxy card by mail.

•
You may vote by telephone. To vote by telephone, dial 1-866-430-3823 (toll-free in the United States and Canada; toll charges apply to calls from other countries) and follow the recorded instructions. You will be asked to provide the control number from the proxy card. You should make sure your vote is received by 8:00 a.m. Pacific Time on May 1, 2024 for it to be counted. If you vote by telephone, you do not need to return a proxy card by mail.

•
You may vote by mail. To vote by mail, you need to complete, date and sign the proxy card that accompanies this proxy statement and return it promptly by mail so that it is received no later than May 1, 2024 at 8:00 a.m. Pacific Time. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter to be voted on at the Annual Meeting, the persons named in the proxy card will vote the shares you own in accordance with the recommendations of our board of directors.

•
You may vote virtually during the Annual Meeting. If you plan to attend the Annual Meeting by visiting www.proxydocs.com/TBIO and entering the control number located on your proxy card, you may vote electronically and submit questions during the meeting. Please have your proxy card in hand when you visit the website.

Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to attend the Annual Meeting.

Street Name Stockholders. If you are the beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee how to vote your shares. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares live at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Can I change my vote or revoke my proxy?

Stockholders of Record. If you are a stockholder of record, you may revoke your proxy or change your proxy instructions at any time before your proxy is voted at the Annual Meeting by:

•
entering a new vote by Internet or telephone;
•
signing and returning a new proxy card with a later date;
•
delivering a written revocation to our Corporate Secretary at Telesis Bio Inc., 10431 Wateridge Circle, Suite 150, San Diego, California, 92121; or
•
attending the Annual Meeting and voting live virtually.

Street Name Stockholders. If you are a street name stockholder, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. Eric Esser and Robert H. Cutler, or either of them, have been designated as proxy holders by our board of directors. When a proxy is properly dated, executed and returned, the shares represented by such proxy will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If the proxy is dated and signed, but no specific instructions are given, the shares will be voted in accordance with the recommendations of our board of directors. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

What if I do not specify how my shares are to be voted?

Stockholders of Record. If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:

•
FOR the election of each of the three directors nominated by our board of directors and named in this proxy statement as Class III directors (Proposal No. 1);
•
FOR the Reverse Stock Split Proposal (Proposal No. 2);
•
FOR the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for our fiscal year ending December 31, 2024 (Proposal No. 3); and
•
In the discretion of the named proxy holders regarding any other matters properly presented for a vote at the Annual Meeting.

Street Name Stockholders. If you are a street name stockholder and you do not provide your broker, bank or other nominee that holds your shares with voting instructions, then your broker, bank or other nominee will determine if it has discretion to vote on each matter. Brokers do not have discretion to vote on non-routine matters. Proposal No. 1 (election of directors) is a non-routine matter, while Proposal No. 2 (ratification of appointment of independent registered public accounting firm) and Proposal No. 3 (the Reverse Stock Split Proposal) are each routine matters. As a result, if you do not provide voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee may not vote your shares with respect to Proposal No. 1, which would result in a “broker non-vote,” but may, in its discretion, vote your shares with respect to Proposal No. 2 and Proposal No. 3. For additional information regarding broker non-votes, see “-What are the effects of abstentions and broker non-votes?” below.

What are the effects of abstentions and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Annual Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting (e.g., Proposal Nos. 2 and 3).

However, because the outcome of Proposal No. 1 (election of directors) will be determined by a plurality vote, abstentions will have no impact on the outcome of such proposal as long as a quorum exists.

A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting but will not be counted for purposes of determining the number of votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any proposal.

How are proxies solicited for the Annual Meeting and who is paying for such solicitation?

Our board of directors is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication or other means by our directors, officers, employees or agents. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We do not plan to retain a proxy solicitor to assist in the solicitation of proxies.

If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure approved by the SEC called “householding,” under which we can deliver a single copy of the proxy materials and annual report to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the proxy materials and annual report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials and annual report, you may contact us as follows:

Telesis Bio Inc.

Attention: Corporate Secretary

10431 Wateridge Circle, Suite 150

San Diego, California 92121

(858) 228-4115

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

What happens if additional matters are presented at the Annual Meeting?

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. In addition, we will disclose final voting results on a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, we will file an amendment to the Form 8-K to disclose the final results.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at next year’s annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2025 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than December 20, 2024. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the Exchange Act), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

Telesis Bio Inc.

Attention: Corporate Secretary

10431 Wateridge Circle, Suite 150

San Diego, California 92121

Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is (i) specified in our proxy materials with respect to such meeting, (ii) otherwise properly brought before the annual meeting by or at the direction of our board of directors, or (iii) properly brought before the annual meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our Secretary, which notice must contain the information specified in our bylaws. To be timely for our 2025 annual meeting of stockholders, our Secretary must receive the written notice at our principal executive offices:

•
not earlier than January 1, 2025,and
•
not later than January 31, 2025.

In the event that we hold our 2025 annual meeting of stockholders more than 25 days from the first anniversary of the date of the Annual Meeting, then, to be timely, notice of a stockholder proposal that is not intended to be included in our proxy statement must be received by our Secretary at our principal executive offices no earlier than 8:00 a.m. local time on the 120th day before such annual meeting and not later than the close of business on the 10th day following the day on which public announcement of the date of such annual meeting is first made.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

Our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to our Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Secretary within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.

In addition to satisfying the requirements of our bylaws, including the earlier notice deadlines set forth above and therein, to comply with universal proxy rules, stockholders who intend to solicit proxies in support of director nominees (other than our nominees) must also provide notice that sets forth the information required by Rule 14a-19 of the Exchange Act, no later than March 2, 2025.

Availability of Bylaws

A copy of our bylaws may be obtained by accessing our public filings on the SEC’s website at www.sec.gov. You may also contact our Secretary at our principal executive office for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our business affairs are managed under the direction of our board of directors, which currently consists of seven members. Our board of directors has affirmatively determined that six of our seven directors qualify as “independent” within the meaning of the listing standards of the Nasdaq Stock Market LLC (Nasdaq). Our board of directors is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring.

Upon the recommendation of our nominating and corporate governance committee, we are nominating Christine A. Tsingos, Jami Nachtsheim and Annette Tumolo as Class III directors at the Annual Meeting. If elected, Christine A. Tsingos, Jami Nachtsheim and Annette Tumolo will each hold office for a three-year term until the annual meeting of stockholders to be held in 2027 or until their successors are duly elected and qualified.

The following table sets forth the names, ages as of March 31, 2024 and certain other information for each of the directors with terms expiring at the Annual Meeting (who are also nominees for election as a director at the Annual Meeting), and for each of the continuing directors:

Name	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Director Nominees
Christine A. Tsingos (1)	III	65	Director	2021	2024	2027
Jami Nachtsheim (3)	III	65	Director	2021	2024	2027
Annette Tumolo (1)(2)	III	69	Director	2022	2024	2027
Continuing Directors
Todd R. Nelson	I	57	Former Chief Executive Officer and Director	2018	2025	-
Greg Herrema	I	58	Director	2023	2025	-
Franklin R. Witney (1)(2)	II	70	Chair of the Board of Directors	2020	2026	-
Andrea L. Jackson (2) (3)	II	45	Director	2020	2026	-
Eric Esser	II	54	President, Chief Executive Officer, and Director	2024	2026	-

____________________________

(1) Member of our audit committee.

(2) Member of our compensation committee.

(3) Member of our nominating and corporate governance committee.

Director Nominees

Christine A. Tsingos. Ms. Tsingos has served as a member of our board of directors since May 2021. From 2002 until her retirement in April 2019, Ms. Tsingos served as the Executive Vice President and Chief Financial Officer of Bio-Rad Laboratories, Inc. Prior to 2002, Ms. Tsingos held executive positions at Autodesk, Inc., The Cooper Companies, Inc. and Attest Systems, Inc. Ms. Tsingos also serves on the board of directors of Envista Holdings, Inc., Onto Innovation Inc. (formerly Nanometrics Incorporated) and Varex Imaging Corporation. Ms. Tsingos earned her B.A. in International Studies from the American University in Washington D.C. and an M.B.A in International Business from the George Washington University.

We believe Ms. Tsingos is qualified to serve on our board of directors because of her over 25 years of financial and operational experience and experience serving on other boards of directors and because of her substantial experience in the life sciences industry.

Jami Nachtsheim. Ms. Nachtsheim has served as a member of our board of directors since June 2021. From June 1980 until her retirement in June 2000, Ms. Nachtsheim served in a variety of positions at Intel

Corporation, a semiconductor company, most recently as Corporate Vice President of the Sales and Marketing Group and Director of Worldwide Marketing. Since April 2016, Ms. Nachtsheim has served on the board of directors of Intuitive Surgical, Inc., a developer, manufacturer and marketer of robotic products designed to improve clinical outcomes of patients through minimally invasive surgery. Since March 2019, Ms. Nachtsheim has served on the board of directors of Cerus Corporation, a biomedical products company. Ms. Nachtsheim has previously served as a member of the board of directors of several privately held companies, including FEI Company, Affymetrix, Inc., Southwall Technologies Inc., ACT Conferencing, Inc. and Vixel Corporation. Ms. Nachtsheim received a B.S. in Business Management from Arizona State University.

We believe that Ms. Nachtsheim is qualified to serve on our board of directors because of her extensive experience in the life science industry and her service as a director of various public and private companies.

Annette Tumolo. Ms. Tumolo has served as a member of our board of directors since July 2022. Ms. Tumolo recently retired from her position as Executive Vice President and President, Life Science Group, of Bio-Rad Laboratories, Inc. effective January 4, 2022. At Bio-Rad Laboratories, Ms. Tumolo was appointed Executive Vice President, President, Life Science Group in September 2017. Previously she was Executive Vice President and General Manager of the Digital Biology Group from 2015 to 2017, Senior Vice President of the Digital Biology Center from 2014 to 2015, and Vice President, Director of the Digital Biology Center from 2012 to 2014. Prior to that she held various positions within Bio-Rad Laboratories since joining it in 1989, including Vice President and Division Manager of the Gene Expression Division, and Business Unit Manager of the Molecular Biology Business Unit. Ms. Tumolo received a M.S. from the Department of Botany and Plant Pathology at Michigan State University and a B.S. in Biological Sciences from Rutgers University.

We believe Ms. Tumolo is qualified to serve on our board of directors because of her substantial experience in the life sciences and research instruments industry.

Continuing Directors

Todd R. Nelson. Dr. Nelson served as our Chief Executive Officer until April 2024 and as a member of our board of directors since July 2018. Prior to joining our company, Dr. Nelson served as the Chief Executive Officer of several life science companies through expansive phases of financial and commercial growth. From December 2014 until its acquisition by Beacon Discovery, Inc. in September 2017, Dr. Nelson served as Chief Executive Officer of DiscoverX Corporation, a leading developer and manufacturer of reagents intended for drug discovery. From September 2011 to October 2014, Dr. Nelson served as Chief Executive Officer of MP Biomedicals, LLC a global manufacturer and distributor of products and services for the life science, fine chemicals, diagnostics and dosimetry markets. From June 2007 to January 2011, Dr. Nelson served as Chief Executive Officer of eBioscience, Inc., a manufacturer and distributor of immunology reagents used in pharmaceutical research. Dr. Nelson also previously served as Vice President of Global Corporate Development and Strategy at Life Technologies Corporation (now Thermo Fisher Scientific Inc.), as First Vice President Global Securities and Economics at Merrill Lynch & Co., and as Global Head of Life Sciences at RBC Capital Markets LLC. Dr. Nelson served on the board of directors of Tonbo Biosciences Corporation until its acquisition by Cytek Bioscienes and currently serves on the board of directors of TCRx Corporation. Dr. Nelson received a B.A. in Psychology, a Ph.D. from the University of Minnesota and an M.B.A. in Finance from the Carlson School of Management at the University of Minnesota. Dr. Nelson also completed clinical fellowship training at Mayo Graduate School of Medicine in clinical chemistry from 1996 to 1998.

We believe that Dr. Nelson is qualified to serve on our board of directors due to his leadership track record, broad experience in the life sciences industry, and his previous service as our chief executive officer and president.

Greg Herrema. Mr. Herrema has served as a member of our board of directors since October 2023. Mr. Herrema joined Discovery Life Sciences as its Chief Executive Officer in November 2023. He also joined Novalis LifeSciences as a senior advisor in September 2022. Prior to that, Mr. Herrema spent 19 years ending in April 2021 at Thermo Fisher Scientific in multiple division and group president roles, most recently as Senior Vice President and President, Customer Channels. Before that, Mr. Herrema worked at General Electric in various sales and marketing roles leading into general management. Mr. Herrema also serves on the board of directors of LevitasBio, Inc. Mr. Herrema earned an M.B.A. from Harvard Business School and a B.S. in Chemical Engineering from Virginia Tech.

We believe Mr. Herrema is qualified to serve on our board of directors because of his extensive experience as an investor in the life sciences industry and his service on a number of managment teams and boards of biotechnology companies.

Andrea L. Jackson. Ms. Jackson has served as a member of our board of directors since May 2021. Ms. Jackson is a Partner at Northpond Ventures, a science, medical and technology focused venture capital firm founded in 2018. Prior to joining Northpond in March 2020, Ms. Jackson served as the commercial lead at Farcast Biosciences, an oncology clinical diagnostic company. Prior to Farcast Ms. Jackson held various senior commercial leadership roles in life science startups and large companies such as PerkinElmer, Inc. and Millipore. Before her operating roles, Ms. Jackson worked on JPMorgan’s Healthcare Investment Banking team and focused on life science tools, diagnostics, and biotechnology companies. Ms. Jackson is a board director of other emerging growth companies, including Current Health, NanoView Biosciences, Octave Bioscience, Outcomes4Me, Scitara Corporation, Syapse, Inc., VieCure and Vizgen. Ms. Jackson received an M.B.A. from Kellogg School of Management at Northwestern University and a B.A., with honors, from Washington University in St. Louis.

We believe that Ms. Jackson is qualified to serve on our board of directors because of her operational expertise and her experience as an investor in emerging growth companies.

Eric Esser. Mr. Esser has served as our Chief Executive Officer since April 2024. He served as our Chief Operating Officer since May 2022. He was also appointed to the office of President in May 2023. Prior to joining the Company, Mr. Esser served as VP of Manufacturing and Supply Chain at Berkeley Lights, Inc., a life sciences tools company, from Deecember 2019 to May 2022 and VP of Operations at Unchained Labs, a life sciences company, from May 2015 to October 2019. Prior to that, he was Head of Global Operations at ProteinSimple, a protein tools company acquired by Bio-Techne, General Manager for Metallkraft AS’s China and Singapore division, General Manager, China and Director New Product Introduction at Molecular Devices, and Manufacturing Engineering Manager at KLA-Tencor. Mr. Esser earned a BSEET in Engineering from DeVry University.

We believe that Mr. Esser is qualified to serve on our board of directors because of his extensive operational experience in the life science industry.

Franklin R. Witney. Dr. Witney has served as a member of our board of directors since December 2020. Since September 2016, Dr. Witney has served as an Operating Partner at Ampersand Capital Partners, a private equity firm. From July 2011 to March 2016, Dr. Witney served as President and Chief Executive Officer of Affymetrix, Inc., a provider of life science products and molecular diagnostic products, until Affymetrix, Inc. was acquired by Thermo Fisher Scientific Inc. From April 2009 to May 2011, Dr. Witney served as President and Chief Executive Officer of Dionex Corporation, a provider of analytical instrumentation and related accessories and chemicals. From December 2008 to April 2009, Dr. Witney served as Affymetrix’s Executive Vice President and Chief Commercial Officer. From July 2002 to December 2008, Dr. Witney served as President and Chief Executive Officer of Panomics Inc. Dr. Witney currently serves on the board of directors of Revvity (formerly PerkinElmer Inc.), Standard BioTools and Cerus Corporation and the private companies Leinco Technologies and JumpCode Genomics. He has previously served on the boards of Gyros Protein Technologies, RareCyte Inc., GeneOptx, Nexcelom Biosciences, Emulate Bio and Canopy Bioscience. Dr. Witney earned a B.S. in microbiology from the University of Illinois and a M.S, in microbiology and Ph.D in molecular and cellular biology from Indiana University.

We believe Dr. Witney is qualified to serve on our board of directors because of his substantial experience in in the life science industry, which he acquired in various roles as officer and director of public and private companies.

Board Diversity Matrix as of March 31, 2024

	Female	Male
Total Number of Directors	7
Part I: Gender Identity
Directors	4	3
Part II: Demographic Background
African American or Black
White	4	3
Hispanic or Latinx
Two or More Races or Ethnicities
LGBTQ+	1

Family Relationships

There are no family relationships among any of our directors or executive officers.

Director Independence

Our common stock is listed on the Nasdaq Global Select Market. Under the rules of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors within one year of the completion of this offering. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Audit committee members and compensation committee members must also satisfy the independence criteria set forth in Rule 10A-3 and Rule 10C-1, respectively, under the Exchange Act. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

To be considered to be independent for purposes of Rule 10A-3 and under the rules of Nasdaq, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (2) be an affiliated person of the listed company or any of its subsidiaries.

To be considered independent for purposes of Rule 10C-1 and under the rules of Nasdaq, the board of directors must affirmatively determine that each member of the compensation committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director and (ii) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.

Our board of directors undertook a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that Andrea Jackson, Jami Nachtsheim, Greg Herrema, Christine A. Tsingos, Annette Tumolo

and Franklin R. Witney, representing six of our seven directors, do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of Nasdaq. Additionally, Paul Meister and William Snider, whose tenure as members of our board of directors ended in 2023, were each independent directors during 2023.

In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Certain Relationships and Related Party Transactions.”

Board Leadership Structure

Our board of directors is currently chaired by Franklin R. Witney. As a general policy, our board of directors believes that separation of the positions of Chair of our board of directors and Chief Executive Officer reinforces the independence of our board of directors from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our board of directors as a whole. As such, Eric Esser serves as our Chief Executive Officer while Mr. Witney serves as the Chair of our board of directors but is not an officer.

Committees of our Board of Directors

Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. The composition and responsibilities of each of the committees of our board of directors are described below. Members serve on these committees until their resignation or until otherwise determined by our board of directors. Our board of directors may establish other committees as it deems necessary or appropriate from time to time.

Audit Committee

Our audit committee consists of Christine A. Tsingos, Franklin R. Witney and Annette Tumolo, with Ms. Tsingos serving as Chair. Our board of directors has determined that each of the members of our audit committee satisfies the independence requirements under the listing standards of Nasdaq and Rule 10A-3 of the Exchange Act. Our board of directors has determined that Ms. Tsingos is an “audit committee financial expert” within the meaning of SEC rules and regulations. Each member of our audit committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, our board of directors examined each audit committee member’s scope of experience and the nature of their employment in the corporate finance sector.

Our audit committee oversees our corporate accounting and financial reporting process and assists our board of directors in monitoring our financial systems. Our audit committee is also responsible to, among other things:

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select, retain, compensate, evaluate, oversee, and where appropriate, terminate the independent registered public accounting firm to audit our consolidated financial statements;
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help to ensure the independence and performance of the independent registered public accounting firm;
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approve audit and non-audit services and fees;
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review consolidated financial statements and discuss with management and the independent registered public accounting firm our annual audited and quarterly consolidated financial statements, the results of the independent audit and the quarterly reviews and the reports and certifications regarding internal controls over financial reporting and disclosure controls;

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prepare the audit committee report that the SEC requires to be included in our annual proxy statement;
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review reports and communications from the independent registered public accounting firm;
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review the adequacy and effectiveness of our internal controls and disclosure controls and procedure;
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review our policies on risk assessment and risk management;
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review the overall adequacy and effectiveness of our legal, regulatory, and ethical compliance programs and reports regarding compliance with applicable laws, regulations, and internal compliance programs;
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review related party transactions; and
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establish and oversee procedures for the receipt, retention and treatment of accounting related complaints and the confidential submission by our employees of concerns regarding questionable accounting or auditing matters.

Our audit committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. A copy of the charter for our audit committee is available on our investor relations website at ir.telesisbio.com. Our audit committee met eight times in 2023.

Compensation Committee

Our compensation committee consists of Franklin R. Witney, Andrea L. Jackson and Annette Tumolo with Mr. Witney serving as Chair. Our board of directors has determined that each of the members of our committee is independent under the listing standards of Nasdaq and a “non-employee director” as defined in Rule 16b-3 under the Exchange Act.

Our compensation committee oversees our compensation policies, plans, and benefits programs. The compensation committee is also responsible to, among other things:

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oversee our overall compensation philosophy and compensation policies, plans and benefit programs;
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review and recommend for approval to our board of directors compensation for our executive officers and directors;
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prepare the compensation committee report that the SEC will require to be included in our annual proxy statement; and
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administer our equity compensation plans.

Our compensation committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. A copy of the charter for our compensation committee is available on our investor relations website at ir.telesisbio.com. Our compensation committee met five times in 2023.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee consists of Jami Nachtsheim and Andrea L. Jackson, with Ms. Nachtsheim serving as Chair. Our board of directors has determined that Ms. Jackson and Ms. Nachtsheim are independent under the listing standards of Nasdaq.

Our nominating and corporate governance committee oversees and assists our board of directors in reviewing and recommending nominees for election as directors. The nominating and corporate governance committee is also responsible to, among other things:

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identify, evaluate and make recommendations to our board of directors regarding nominees for election to our board of directors and its committees;
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consider and make recommendations to our board of directors regarding the composition of our board of directors and its committees;
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review developments in corporate governance practices;

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evaluate the adequacy of our corporate governance practices and reporting;
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evaluate the performance of our board of directors and of individual directors; and
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review and monitor conflicts of interest situations, and approve or prohibit any involvement in matters that may involve a conflict of interest or taking of a corporate opportunity.

Our nominating and corporate governance committee operates under a written charter that satisfies the listing standards of Nasdaq. A copy of the charter for nominating and corporate governance committee is available on our investor relations website at ir.telesisbio.com. Our nominating and corporate governance committee met two times in 2023.

Attendance at Board and Stockholder Meetings

During our fiscal year ended December 31, 2023, our board of directors held nine meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our board of directors on which he or she served during the periods that he or she served on such committee.

Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, we strongly encourage, but do not require, our directors to attend. Six members of our board of directors attended our annual meeting in July 2023.

Compensation Committee Interlocks and Insider Participation

During 2023, Franklin R. Witney, Andrea L. Jackson, Annette Tumolo and William Snider served on our compensation committee. None of the members of the compensation committee is currently, or has been at any time, one of our officers or employees. None of our executive officers currently serves, or has served during the past fiscal year, as a member of the board of directors or the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more of its executive officers serving as a member of our board of directors or our compensation committee.

Considerations in Evaluating Director Nominees

Our nominating and corporate governance committee uses a variety of methods, including engaging the services of outside consultants and search firms, to identify and evaluate director nominees. In its evaluation of director candidates, our nominating and corporate governance committee will consider the current size and composition of our board of directors and the needs of our board of directors and the respective committees of our board of directors. Some of the qualifications that our nominating and corporate governance committee considers include such factors as character, integrity, judgment, diversity (including, without limitation, diversity in terms of gender, race, ethnicity and experience), age, independence, skills, education, expertise, business acumen, corporate experience, length of service, understanding of our business and other commitments, among other things.

Nominees must also have the highest personal and professional ethics and integrity and skills that are complementary to those of the existing directors. Director candidates must have the ability to assist and support management and make significant contributions to our success based on proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment. Nominees must also have an understanding of the fiduciary responsibilities that are required of a member of our board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities. Members of our board of directors are expected to prepare for, attend, and participate in all board of directors and applicable committee meetings. Our nominating and corporate governance committee may also consider such other factors as it may deem, from time to time, are in our and our stockholders’ best interests.

The nominating and corporate governance committee considers the suitability of each director candidate, including current directors, in light of the current size and composition of our board. Although our board of directors does not maintain a specific policy with respect to board diversity, our board of directors believes that our board of directors should be a diverse body, and our nominating and corporate governance committee considers a broad range of backgrounds and experiences. In making determinations regarding nominations of directors, our nominating and corporate governance committee may take into account the benefits of diverse viewpoints. Our nominating and corporate governance committee also considers these and other factors as it oversees the annual board of director and committee evaluations. After completing its review and evaluation of director candidates, our nominating and corporate governance committee recommends to our full board of directors the director nominees for selection.

Stockholder Recommendations for Nominations to the Board of Directors

Under our bylaws, stockholders may directly nominate persons for election to our board of directors. Any nomination must comply with the requirements set forth in our bylaws and should be sent in writing to our Corporate Secretary at Telesis Bio Inc. 10431 Wateridge Circle, Suite 150, San Diego, CA 92121. To be timely for the 2025 annual meeting of stockholders, nominations must be received by our Corporate Secretary not later than the 90th day nor earlier than the 120th day before the one-year anniversary of the date on which we first mailed our proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting. In the event that no annual meeting was held in the previous year or if the date of the annual meeting is changed by more than 25 days from the one-year anniversary of the date of the previous year’s annual meeting, then notice by the stockholder to be timely must be so received by our Corporate Secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the 10th day following the day on which public announcement of the date of such annual meeting is first made.

Communications with the Board of Directors

Stockholders wishing to communicate with non-management members of our board of directors may do so by writing and mailing the correspondence to our Corporate Secretary at Telesis Bio Inc., 10431 Wateridge Circle, Suite 150, San Diego, CA 92121. Our Corporate Secretary monitors these communications and will provide a summary of all received bona fide messages to our board of directors at each regularly scheduled meeting of our board of directors. Where the nature of a communication warrants, our Corporate Secretary may determine, in his or her judgment, to obtain the more immediate attention of the appropriate committee of the board of directors or non-management director, of independent advisors or of our management.

This procedure does not apply to (a) communications to non-management directors from officers or directors who are stockholders, (b) stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act or (c) communications to our audit committee pursuant to our complaint procedures for accounting and auditing matters.

Management and Board Diversity

Diversity is important to us, and we have always had diversity within our management team and across the company. We believe that our management and board of directors should be diverse, including a diversity of experience, competency in relevant fields, gender, race, ethnicity and age. In making determinations regarding nominations of directors, our nominating and governance committee takes into account the benefits of diverse viewpoints. Our nominating and corporate governance committee will also consider these and other factors as it oversees the annual board of directors and committee evaluations. Our board of directors is also advancing our human capital management strategy to ensure more opportunities for diverse candidates, including new programs to recruit diverse candidates.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our board of directors has adopted Corporate Governance Guidelines that address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, our board of directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of our Corporate Governance Guidelines and our Code of Business Conduct and Ethics is posted on our investor relations website at ir.telesisbio.com. We will post any amendments to our Code of Business Conduct and Ethics and any waivers of our Code of Business Conduct and Ethics for directors and executive officers on the same website or in filings under the Exchange Act.

Hedging and Pledging Prohibitions

As part of our Insider Trading Policy, our employees (including our executive officers and the non-employee members of our board of directors) are prohibited from trading in publicly-traded options, such as puts and calls, and other derivative securities with respect to our securities. This includes any hedging or similar transaction designed to decrease the risks associated with holding shares of our common stock. In addition, our employees (including our executive officers and the non-employee members of our board of directors) are prohibited from holding our common stock in a margin account or pledging our securities as collateral for a loan.

Role of the Board in Risk Oversight

Our board of directors has an active role, as a whole and also at the committee level, in overseeing the management of our risks. Our board of directors is responsible for general oversight of risks and regular review of information regarding our risks, including credit risks, liquidity risks and operational risks. Our compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. Our audit committee is responsible for overseeing the company’s significant business risks, including risks relating to accounting matters and financial reporting. Our nominating and corporate governance committee is responsible for overseeing the management of risks associated with the independence of our board of directors and potential conflicts of interest. Although each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire board of directors is regularly informed through discussions from committee members about such risks. Our board of directors believes its administration of its risk oversight function has not negatively affected the board of directors’ leadership structure.

Director Compensation

In connection with our initial public offering, our board of directors adopted, and our stockholders approved, a new compensation policy for our non-employee directors. This policy was developed with input from our compensation committee’s independent compensation consultant, Radford, a business of Rewards Solutions, Aon (Radford), regarding practices and compensation levels at comparable companies. It is designed to attract, retain and reward non-employee directors. In January 2022, we received input from a new compensation consultant, Compensia, Inc. and based on its recommendations, our board of directors adopted a new compensation policy for our non-employee directors as described below.

Under the outside director compensation policy, each non-employee director receives the cash and equity compensation for his or her services as a member of our board of directors, as described below. We also reimburse our non-employee directors for reasonable, customary and documented travel expenses to meetings of our board of directors or its committees.

The compensation policy includes a maximum annual limit of $750,000 of cash compensation and equity awards that may be paid, issued, or granted to a non-employee director in any fiscal year, increased to $1,000,000 in an individual’s first year of service as a non-employee director. For purposes of this limitation, the value of equity awards is based on the grant date fair value (determined in accordance with

GAAP). Any cash compensation paid, or equity awards granted to a person for their services as an employee, or for their services as a consultant (other than as a non-employee director) or prior to the effective date of the compensation policy, will not count for purposes of the limitation. The maximum limit does not reflect the intended size of any potential compensation or equity awards to our non-employee directors.

Cash Compensation

Our outside director compensation policy provides for the following cash compensation program for our non-employee directors:

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$40,000 per year for service as a board member;

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$35,000 per year for service as non-executive chair of the board;

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$20,000 per year for service as chair of the audit committee;

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$10,000 per year for service as member of the audit committee;

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$15,000 per year for service as chair of the compensation committee;

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$7,500 per year for service as a compensation committee member;

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$10,000 per year for service as chair of the nominating and corporate governance committee; and

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$5,000 per year for service as a member of the nominating and corporate governance committee.

Each non-employee director who serves as the chair of a committee will receive only the additional annual cash fee as the chair of the committee, and not the annual fee as a member of the committee, provided that any non-employee director who serves as the non-executive chair will receive the annual fee for service as a board member and an additional annual fee as the non-executive chair. All cash payments to non-employee directors are paid quarterly in arrears on a pro-rated basis. We temporarily suspended all cash payments to directors as of January 1, 2024.

Equity Compensation

Initial Awards. Pursuant to our outside director compensation policy, each person who first becomes a non-employee director will receive, on the first trading date on or after the date on which the person first becomes a non-employee director, an initial award with a value equal to approximately $360,000, with 60% of such award being in the form of options and 40% of such award being in the form of restricted stock units. (the Initial Award). The Initial Award will vest (i) for options, as to one-thirty-sixth of the shares subject to the Initial Award each month following the grant date and (ii) for restricted stock units, as to one-third of the shares subject to the Initial Award each year following the grant date, all subject to the non-employee director’s continued service through the applicable vesting date. If the person was a member of our board of directors and also an employee, becoming a non-employee director due to termination of employment will not entitle them to an Initial Award.

Annual Awards. Each non-employee director automatically will receive, on the first trading day immediately after the date of each annual meeting of our stockholders, an annual award with a value equal to approximately $180,000, with 60% of such award being in the form of options and 40% of such award being in the form of restricted stock units (an Annual Award); provided, however, that a non-employee director who has not been a director for at least six months prior to the date of the applicable annual meeting of our stockholders will not receive an Annual Award. Each Annual Award will vest in its entirety on the earlier of (x) the one-year anniversary of the Annual Award’s grant date, or (y) the day immediately prior to the date of the next annual meeting of our stockholders that follows the grant date of the Annual Award, subject to the non-employee director’s continued service through the applicable vesting date.

In the event of a “change in control” (as defined in our 2021 Stock Incentive Plan), each non-employee director will fully vest in their outstanding company equity awards issued under the director compensation policy, including any Initial Award or Annual Award, immediately prior to the consummation of the change in control provided that the non-employee director continues to be a non-employee director through such date. The term of each option granted under this compensation policy is ten years, subject to earlier termination as provided in the 2021 Stock Incentive Plan.

2023 Compensation

Directors who are also our employees receive no additional compensation for their service as directors. Todd R. Nelson was an employee director during 2023. See the section titled “Executive Compensation” for additional information about Dr. Nelson’s compensation.

The following table presents the total compensation each of our non-employee directors received during the year ended December 31, 2023. Other than as set forth in the table, we did not pay any compensation, make any equity awards or non-equity awards to or pay any other compensation to any of our non-employee directors in 2023.

Name	Fees Earned or Paid in Cash($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
Andrea L. Jackson (3)	$ -	$ -	$ -	$ -	$ -
Jami Nachtsheim	50,000	71,998	54,701	-	176,699
William F. Snider (4)	-	-	-	-	-
Christine A Tsingos	60,000	71,998	54,701	-	186,699
Franklin R. Witney	100,000	71,998	54,701	-	226,699
Annette Tumolo	44,250	71,998	54,701	-	170,949
Paul Meister (5)	-	71,998	10,827	-	10,827
Greg Herrema (6)	-	144,000	110,298	-	254,298

____________________________

(1) The amounts reported represent the aggregate grant date fair value of restricted stock awards made to non-employee directors during 2023, computed in accordance with FASB ASC Topic 718.

(2) The amounts reported represent the aggregate grant-date fair value of the stock options awarded to non-employee directors during 2023, calculated using the Black-Scholes option-pricing model. Compensation expense for these awards is recognized net of the estimated forfeiture rate, over the requisite service period, which is generally the vesting period of the respective award. The assumptions used in calculating the grant-date fair value of the awards reported in this column are set forth in the notes to our financial statements included in our Annual Report on Form 10-K filed with the SEC on March 29, 2024. These amounts do not correspond to the actual value that may be received by our executive officers if the stock options are exercised.

(3) Ms. Jackson has opted not to accept compensation for her service on our board of directors.

(4) Mr. Snider opted not to accept compensation for his service and resigned from our board of directors in September 2023.

(5) Mr. Meister joined our board of directors in June 2023 and resigned in October 2023.

(6) Mr. Herrema joined our board of directors in October 2023.

The following table lists all outstanding equity awards held by non-employee directors as of December 31, 2023:

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price($)(1)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested($) (2)
Jami Nachtsheim	08/27/2021	73,020	43,813(3)	11.75	08/27/2031	-	-
	06/09/2022	30,945	-	3.49	06/09/2032	-	-
	07/06/2023	-	70,129(4)	1.54	07/06/2033	46,752	18,654
Christine A Tsingos	05/19/2021	75,454	41,379(5)	11.34	05/19/2031	-	-
	06/09/2022	30,945	-	3.49	06/09/2032	-	-
	07/06/2023	-	70,129(4)	1.54	07/06/2033	46,752	18,654
Franklin R. Witney	03/03/2021	173,723	57,908(6)	4.38	03/03/2031	-	-
	06/09/2022	30,945	-	3.49	06/09/2032	-	-
	07/06/2023	-	70,129(4)	1.54	07/06/2033	46,752	18,654
Annette Tumolo	07/20/2022	52,849	59,068(7)	1.93	07/20/2032	49,243	19,648
	07/06/2023	-	70,129(4)	1.54	07/06/2033	46,752	18,654
Paul Meister	06/06/2023	18,045(8)	-	1.33	01/16/2024	-	-
Greg Herrema	10/18/2023	12,765	217,022(9)	0.94	10/18/2033	153,191	61,123

____________________________

(1) The amounts in this column are based upon the closing stock price of our common stock on the date of grant.

(2) The amounts reported represent the aggregate market value of the unvested RSUs held by the directors as of December 31, 2023, based on the closing price of a share of Telesis Bio Inc. common stock of $0.40 on December 31, 2023.

(3) Shares subject to the option vested 25% on June 1, 2022, then in 36 equal monthly installments thereafter.

(4) Shares will vest on the earlier of (x) the one year anniversary of the grant date, or (y) the day immediately prior to the date of the next annual meeting of our stockholders that follows the grant date..

(5) Shares subject to the option vested 25% on May 18, 2022, then in 36 equal monthly installments thereafter.

(6) Shares subject to the option vested 25% on December 14, 2021, then in 36 equal monthly installments thereafter.

(7) Shares subject to the option vest in 36 equal monthly installments beginning August 20, 2022.

(8) Shares subject to the option expired on January 16, 2024, 90 days after Mr. Meister resigned from our board of directors.

(9) Shares subject to the option vest in 36 equal monthly installments beginning November 18, 2023.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our board of directors is currently composed of seven members. In accordance with our amended and restated certificate of incorporation, our board of directors is divided into three classes with staggered three-year terms. At the Annual Meeting, three Class III directors will be elected for a three-year term to succeed the same class whose term is then expiring.

Each director’s term continues until the election and qualification of such director’s successor, or such director’s earlier death, resignation or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors. This classification of our board of directors may have the effect of delaying or preventing changes in control of our company.

Nominees

Our nominating and corporate governance committee has recommended, and our board of directors has approved, Christine A. Tsingos, Jami Nachtsheim and Annette Tumolo as Class III directors for election at the Annual Meeting. If elected, Christine A. Tsingos, Jami Nachtsheim and Annette Tumolo will each serve as a Class III director until the 2027 annual meeting of stockholders or until her successor is duly elected and qualified. Christine A. Tsingos, Jami Nachtsheim and Annette Tumolo are currently directors of our company, and each has agreed to being named in this proxy statement as a nominee. For information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”

If you are a stockholder of record and you sign your proxy card or vote over the Internet or by telephone but do not give instructions with respect to the voting of directors, your shares will be voted FOR the election of Christine A. Tsingos, Jami Nachtsheim and Annette Tumolo. If you are a street name stockholder of shares of our common stock and you do not give voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee will leave your shares unvoted on this matter. We expect that Christine A. Tsingos, Jami Nachtsheim and Annette Tumolo will accept such nomination; however, in the event that a director nominee becomes unavailable for election as a result of an unexpected occurrence, the proxies will be voted for the election of a substitute nominee proposed by our current board of directors. Each person nominated for election has agreed to serve if elected.

If any substitute nominees are so designated, we will file an amended proxy statement that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the amended proxy statement and to serve as directors if elected, and includes certain biographical and other information about such nominees required by the applicable rules promulgated by the SEC.

Vote Required

The election of Class III directors requires a plurality of the voting power of the shares of our capital stock present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. “Plurality” means that the three nominees who receive the most votes cast FOR will be elected as Class III directors. As a result, any shares not voted FOR a particular nominee (whether as a result of voting withheld or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE THREE NOMINEES NAMED ABOVE AS CLASS III DIRECTORS TO SERVE FOR A THREE-YEAR TERM.

PROPOSAL NO. 2

APPROVAL AND ADOPTION OF THE REVERSE STOCK SPLIT AMENDMENT

General

Our board of directors has approved, and is recommending that our stockholders approve, the amendment of our amended and restated certificate of incorporation to effect a reverse stock split of our common stock at a ratio of 1-for-18 (the Reverse Stock Split). On April 9, 2024, our board of directors unanimously adopted and declared the advisability of an amendment to our amended and restated certificate of incorporation to effect a reverse stock split of our issued common stock at a ratio or 1-for-18, subject to our board of director’s authority to abandon such amendment. Our board of directors further recommended to our stockholders the adoption of this amendment and directed that this amendment be submitted to our stockholders for approval at the Annual Meeting.

The form of the certificate of amendment for the reverse stock split (the Reverse Stock Split Amendment) is attached as Annex A to this Proxy Statement. If approved and adopted by our stockholders, our board of directors, in its sole discretion, will have the authority to decide whether to implement the Reserve Stock Split.

The Reverse Stock Split will be realized simultaneously for all of our outstanding common stock. The Reverse Stock Split will affect all of our stockholders uniformly, and no interest of any holder of our capital stock will be diluted as each holder thereof will hold the same percentage of common stock outstanding immediately following the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except for immaterial adjustments that may result from the treatment of fractional shares of our common stock as described below. The Reverse Stock Split Amendment will not reduce the number of authorized shares of common stock (which will remain at 100,000,000) and will not change the par value of our common stock (which will remain at $0.0001 per share).

By approving this proposal, stockholders will approve the amendment to our amended and restated certificate of Incorporation pursuant to which any 20 outstanding shares would be combined into one share of common stock and authorize our board of directors to file the Reverse Stock Split Amendment, as determined by our board of directors in the manner described herein. If approved, our board of directors may also elect not to effect any Reverse Stock Split and consequently not file any certificate of amendment to our amended and restated certificate of incorporation.

Purpose and Background of the Reverse Stock Split

On April 9, 2024, our board of directors approved the Reverse Stock Split Amendment and believes that it is in our stockholders’ best interests for the following reasons:

•

Our board of directors believes that effecting the Reverse Stock Split would be the most effective means of regaining compliance with the Minimum Bid Price Requirement (as defined below) for continued listing of our common stock on the Nasdaq Global Select Market; and

•

Our board of directors believes that a higher stock price, which may be achieved through a Reverse Stock Split, would increase the marketability of our common stock, which in turn could help generate investor interest in the Company and help attract, retain, and motivate employees.

Nasdaq Requirements for Continued Listing

Our common stock is traded on the Nasdaq Global Select Market. On November 24, 2023, we received a letter from the staff of The Nasdaq Stock Market LLC (Nasdaq) stating that the Company did not satisfy the continued listing requirement to maintain a minimum bid price of $1.00 per share of common stock, as set forth in Nasdaq Listing Rule 5450(a)(1) (the Minimum Bid Price Requirement), as the Company’s

closing bid price was less than $1.00 per share for the 30 consecutive business days prior to the date of the Nasdaq letter.

We were given a compliance period of 180 calendar days, or until May 22, 2024, to regain compliance with the Minimum Bid Price Requirement. To regain compliance, the closing bid price of our common stock must be at least $1.00 per share for a minimum of 10 consecutive business days during the 180-day period or prior to May 22, 2024.

If we do not regain compliance by May 22, 2024, we may qualify for an additional 180 calendar day compliance period if we transfer the listing of our common stock to the Nasdaq Capital Market and meet certain requirements. If we do not qualify for, or fail to regain, compliance during the second compliance period, then Nasdaq will notify us of its determination to delist our common stock, at which point the Company may appeal Nasdaq’s delisting determination to a Nasdaq Listing Qualifications Hearings Panel.

As of the date hereof, we have not regained compliance with the Minimum Bid Price Requirement since the closing bid price of our common stock has not been at least $1.00 per share for a minimum of ten consecutive days. To cure the deficiency, we may conduct the Reverse Stock Split for which we are seeking stockholder approval in this proxy statement. We expect the Reverse Stock Split, if effected, to facilitate the continuation of our listing on the Nasdaq Global Select Market. We cannot assure you, however, that the Reverse Stock Split, if effected, will result in an increase in the per share price of our common stock, or if it does, how long the increase would be sustained, if at all, or whether the increase will be proportional to the reverse stock split ratio ultimately selected by our board of directors.

If our stockholders do not approve the Reverse Stock Split Proposal, we may be delisted from Nasdaq due to our failure to maintain a minimum bid price for the common stock of $1.00 per share as required by Nasdaq. Reducing the number of our issued and outstanding shares of common stock should, absent other factors, increase the per share market price of the common stock, although we cannot provide any assurance that, following the Reverse Stock Split, our minimum bid price would remain over the Minimum Bid Price Requirement.

Our board of directors has considered the potential harm to us and our stockholders should Nasdaq delist our common stock from the Nasdaq Global Select Market. Our board of directors has determined that, if our common stock continues to trade below $1.00 per share, the consummation of the Reverse Stock Split is the best way to maintain liquidity by achieving compliance with the Minimum Bid Price Requirement.

Increased Marketability of Our Common Stock

Our board of directors also believes that the Reverse Stock Split and any resulting increase in the per share price of our common stock may enhance the acceptability and marketability of our common stock to the financial community and investing public, and thus could encourage increased investor interest and promote greater liquidity for our stockholders.

In the event that our common stock were to be delisted from The Nasdaq Global Select Market, our common stock would likely trade in the over-the-counter (OTC) market. If our common stock were to trade on the OTC market, selling our common stock could be more difficult because smaller quantities of shares would likely be bought and sold, and transactions could be delayed. In addition, many brokerage houses and institutional investors have internal policies and practices that prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers, further limiting the liquidity of our common stock. These factors could result in lower prices and larger spreads in the bid and ask prices for our common stock. Additionally, investors may be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. A greater price per share of common stock could allow a broader range of institutions to invest in our common stock. For all of these reasons, our board of directors believes that the Reverse Stock Split may increase the marketability, trading volume, and liquidity of our common stock.

Our board of directors believes that the Company’s employees and directors who are compensated in the form of our equity-based securities may be less incentivized and invested in the Company if we are no longer listed on Nasdaq. Accordingly, our board of directors believes that maintaining Nasdaq listing qualifications for our common stock, can help attract, retain, and motivate employees and members of our board of directors.

Additionally, if our common stock were delisted from Nasdaq and we were not able to list our common stock on another national exchange, we will not be eligible to use Form S-3 registration statements, which would delay our ability to raise funds in the future, limit the type of offerings of common stock we could undertake, and increase the expenses of any offering.

In light of the factors mentioned above, our board of directors unanimously approved the proposed amendments to our amended and restated certificate of incorporation to effect the Reverse Stock Split as a potential means of increasing and maintaining the price of our common stock to above $1.00 per share in compliance with Nasdaq requirements and other objectives discussed above.

Certain Risks Associated with the Reverse Stock Split

The Reverse Stock Split may not increase the price of our common stock over the long term.

We cannot assure you that the Reverse Stock Split, if implemented, will increase the market price of our common stock in proportion to the reduction in the number of issued shares of common stock or result in a permanent increase in the market price. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split and, in the future, the market price of our common stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the Reverse Stock Split.

The effect the Reverse Stock Split may have upon the market price of our common stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in similar circumstances to ours is varied. The market price of our common stock is dependent on many factors, including our business and financial performance, general market conditions, prospects for future success and other factors detailed from time to time in the reports we file with the SEC.

The Reverse Stock Split may lead to a decrease in our overall market capitalization.

The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our common stock does not increase in proportion to the Reverse Stock Split ratio, or following such increase does not maintain or exceed such price, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of common stock outstanding following the Reverse Stock Split.

The reduced number of shares of common stock resulting from a reverse stock split could adversely affect the liquidity of our common stock.

Our board of directors believes that the decrease in the number of shares of common stock issued as a consequence of the Reverse Stock Split and the anticipated increase in the market price of common stock could encourage interest in our common stock and possibly promote greater liquidity for our stockholders. However, the Revere Stock Price will also reduce the total number of outstanding shares of our common stock, which may lead to reduced trading and a smaller number of market makers for our common stock.

The Reverse Stock Split may result in some stockholders owning “odd lots” that may be more difficult to sell or require greater transaction costs per share to sell.

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares of common stock.

Even if the Reverse Stock Split is approved and implemented, there can be no assurance that we will be able to regain compliance with Nasdaq’s listing requirements relating to stockholders’ equity or will otherwise be in compliance with the Nasdaq Listing Rules.

On April 3, 2024, we received an additional letter from the Staff of Nasdaq notifying us that, based upon our annual report on Form 10-K which was filed with the SEC on March 29, 2024, we are not in compliance with the minimum stockholder’s equity requirement for continued listing set forth in Nasdaq Listing Rule 5450(b)(1)(A), which requires companies listed on the Nasdaq Global Select Market to maintain a minimum of $10,000,000 in stockholders' equity for continued listing (the Stockholders’ Equity Requirement).

We intend to submit a compliance plan relating to the Stockholders’ Equity Requirement on or before May 20, 2024. However, even if the Reverse Stock is approved and implemented, there can be no assurance that we will be able to regain compliance with the Stockholders’ Equity Requirement or will otherwise be in compliance with the Nasdaq Listing Rules.

Principal Effects of the Reverse Stock Split

General

If the Reverse Stock Split is approved and effected, after the Effective Time, each holder of our common stock outstanding immediately prior to the effectiveness of the Reverse Stock Split will own a reduced number of shares of common stock. The principal effect of the Reverse Stock Split will be to proportionately decrease the number of outstanding shares of our common stock based on the reverse stock split ratio of 1-for-18 selected by our board of directors. For example, a stockholder holding 100,000 shares of common stock before the reverse stock split would instead hold 5,556 shares of common stock after the Effective Time.

Voting rights and other rights of the holders of our capital stock will not be affected by the Reverse Stock Split, other than as a result of the treatment of fractional shares as described below. For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to the effectiveness of the Reverse Stock Split will generally continue to hold 2% of the voting power of the outstanding shares of our common stock after the Reverse Stock Split.

In addition, the certificate of designations that established the terms of our preferred stock includes a provision pursuant to which the conversion price of each share of preferred stock will be proportionately adjusted.

The number of stockholders of record will not be affected by the Reverse Stock Split. If approved and implemented, the Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of our common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares. Our Board believes, however, that these potential effects are outweighed by the benefits of the Reverse Stock Split.

The following table, which is provided for illustrative purposes only, contains approximate information, based on share information as of March 31, 2024, relating to our outstanding common stock based on the reverse stock split ratio of 1-for-18 assuming that the proposal is approved and the Reverse Stock Split is implemented:

Title	Pre-Reverse Stock Split	Post-Reverse Stock Split
Number of authorized shares of common stock	100,000,000	100,000,000
Number of outstanding shares of common stock	30,103,284	1,672,405
Number of authorized shares of preferred stock	5,000,000	5,000,000
Number of outstanding shares of preferred stock	280,000	15,558
Number of shares of common stock underlying outstanding warrants	18,402,196	1,022,352
Number of shares of common stock reserved for issuance upon exercise of outstanding stock options under the company’s equity incentive plans	5,436,122	302,116
Number of shares of Common Stock reserved for issuance upon vesting of restricted stock units under company’s equity incentive plans	521,192	28,962
Number of shares of Common Stock reserved for issuance for future awards under our 2021 Stock Incentive Plan	4,543,299	252,406
Number of shares of Common Stock reserved for issuance for future awards under our 2021 Employee Stock Purchase Plan	814,502	45,251

Effect on Common Stock

The Reverse Stock Split will not reduce the number of authorized shares of our common stock, which is 100,000,000 shares. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of common stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split. We may use the additional authorized and unissued shares of common stock resulting from the Reverse Stock Split to issue additional shares of common stock from time to time in equity financings, under our equity compensation plans or in connection with other matters. We currently have no plans, arrangements or understandings regarding the issuance of such additional authorized and unissued shares of common stock. Given the Company’s current financial position, our board of directors has determined that maintaining the Company’s current number of authorized shares is warranted and in our best interests and those of our stockholders.

After the Reverse Stock Split, the shares of common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our common stock now authorized. Common stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable.

After the effective date of the Reverse Stock Split that our board of directors elects to implement, our common stock would have a new committee on uniform securities identification procedures (CUSIP) number, a number used to identify our common stock. The Reverse Stock Split will not affect the Company continuing to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the Exchange Act).

Effect on Preferred Stock

The Reverse Stock Split will not reduce the number of authorized or outstanding shares of our preferred stock.

The certificate of designations that established the terms of our preferred stock includes a provision pursuant to which the conversion price of each share of preferred stock will be proportionately adjusted so that the number of shares of common stock issuable on conversion of a share of preferred stock would be decreased in proportion to such decrease in the aggregate number of shares of common stock outstanding. These adjustments would take effect at the close of business on the day that the Reverse Stock Split becomes effective. The Reverse Stock Split will affect the holders of our preferred stock uniformly, and no interest of any holder of our preferred stock will be diluted as each holder thereof will be entitled to convert their preferred stock into the same percentage of common stock outstanding immediately following the Reverse Stock Split.

Upon the adjustment to the conversion price, we will at our expense, as promptly as reasonably practicable but in any event not later than ten days thereafter, compute the adjustment in accordance with the terms of the certificate of designations and furnish each holder of preferred stock a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment or readjustment is based. In addition, we would, as promptly as reasonably practicable after the written request at any time of any holder of preferred stock (but in any event not later than ten days thereafter), furnish or cause to be furnished to such holder a certificate setting forth (i) the conversion price then in effect, and (ii) the number of shares of common stock and the amount, if any, of other securities, cash or property which then would be received upon the conversion of preferred stock.

Effect on Par Value

The Reverse Stock Split will have no effect on the par value of our capital stock.

Effect on Beneficial Stockholders

If you hold shares of common stock in “street name” through an intermediary, we intend to treat your common stock in the same manner as stockholders whose shares of common stock are registered in their own names.

Intermediaries will be instructed to effect the Reverse Stock Split for their customers holding common stock in street name; however, these intermediaries may have different procedures for processing a reverse stock split. If you hold shares of common stock in street name, we encourage you to contact your intermediaries.

Registered “Book-Entry” Holders of Common Stock

If you hold shares of common stock electronically in book-entry form with our transfer agent, you do not currently have and will not be issued stock certificates evidencing your ownership after the reverse stock split, and you do not need to take action to receive post-Reverse Stock Split shares. If you are entitled to post-Reverse Stock Split shares, a transaction statement will automatically be sent to you as soon as practicable after the Effective Time indicating the number of shares of common stock held following the reverse stock split.

Effect on Registered Stockholders Holding Certificates

As soon as practicable after the Reverse Stock Split, our transfer agent will mail transmittal letters to each stockholder holding shares of common stock in certificated form. The letter of transmittal will contain instructions on how a stockholder should surrender his or her certificate(s) representing shares of common stock (the Old Certificates) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-reverse stock split common stock (the New Certificates). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his or her Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of common stock that they are entitled as a result of the reverse stock split. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and to represent only the number of whole shares of post-reverse stock split common stock to which these stockholders are entitled plus the right to receive in cash the fair value the holder may be entitled to for fractional shares. Any Old

Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates.

Effect on Warrants

As of March 31, 2024, there were warrants outstanding to purchase up to an aggregate of 18,402,196 shares of our common stock. All of our outstanding warrants entitling the holders thereof to purchase shares of our common stock will enable such holders to acquire upon exercise of their respective warrants that number of shares of common stock as adjusted based on the Reverse Stock Split ratio of 1-for-18, which such holders would have been able to purchase upon exercise of their respective warrants immediately preceding the Reverse Stock Split, at an exercise price equal to the exercise price, as applicable, specified before the Reverse Stock Split, as adjusted by such ratio, resulting in the same aggregate price being required to be paid upon exercise thereof immediately preceding the Reverse Stock Split.

Effect on Equity Awards, Equity Plans and ESPP

The Company maintains the 2019 Stock Plan, as amended, the 2021 Equity Incentive Plan, as amended, and the 2021 Stock Incentive Plan (collectively, the Equity Plans). The Company also maintains an Employee Stock Purchase Plan (the ESPP). The Equity Plans and the ESPP were designed primarily to provide stock-based incentives to individual service providers of the Company. As of March 31, 2024, there were 65,000 purchase rights outstanding under the ESPP. As of March 31, 2023, there were 521,192 time-based restricted stock units (RSUs) and 5,436,122 stock options (with a weighted average exercise price of $1.88), in the aggregate, outstanding under the Equity Plans. The terms of the Equity Plans permit our board of directors and its compensation committee to effectuate equitable adjustments to outstanding awards under the Equity Plans, as well as to the number of shares of common stock remaining available for future issuance under the Equity Plans, in the event of certain corporate transactions, including a reverse stock split. Accordingly, if the Reverse Stock Split is approved by our stockholders and our board of directors determines to implement the Reverse Stock Split, the number of shares of common stock issuable upon exercise, and the exercise price of, all outstanding stock options under the Equity Plans will be proportionately adjusted (and rounded up to the nearest whole share in the case of the number of shares of common stock and down to the nearest whole cent in the case of the applicable exercise prices) based on the Reverse Stock Split ratio of 1-for-18. In addition, the number of RSUs outstanding under the Equity Plans, as well as the number of shares of common stock remaining available for future issuance thereunder, will be proportionately reduced based on the Reverse Stock Split ratio of 1-for-18.

Procedure for Effecting the Reverse Stock Split

If our stockholders adopt and approve this proposal, and our board of directors elects to effect the Reverse Stock Split, we plan to effect the Reverse Stock Split by filing the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware. The Reverse Stock Split will become effective, and the combination of, and reduction in, the number of our issued shares of common stock as a result of the Reverse Stock Split will occur automatically, at the time of the filing of the Reverse Stock Split Charter Amendment (referred to as the effective time), without any action on the part of our stockholders and without regard to the date that stock certificates representing any certificated shares of common stock prior to the Reverse Stock Split are physically surrendered for new stock certificates. Beginning at the effective time, each certificate representing pre-Reverse Stock Split shares will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares.

Our board of directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the Reverse Stock Split Charter Amendment, our board of directors, in its sole discretion, determines that it is no longer in the best interests of the Company and its stockholders to proceed with the Reverse Stock Split. By voting in favor of the Reverse Stock Split, you are also expressly authorizing our board of directors to delay or abandon the Reverse Stock split.

Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) until they receive a letter of transmittal from our transfer agent.

Anti-Takeover and Dilutive Effects

The purpose of maintaining our authorized but unissued common stock at 100,000,000 after the Reverse Stock Split is to facilitate our ability to issue additional shares of common stock to execute our business plan, not to establish any barriers to a change of control or acquisition of the Company. Shares of common stock that are authorized but unissued provide our board of directors with flexibility to effect, among other transactions, public or private financings, subscription rights offerings, mergers, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, the increase in the number of shares of common stock available for issuance could, under certain circumstances, be construed as having an anti-takeover effect.

Our board of directors did not propose this Reverse Stock Split in response to any effort known to our board of directors to accumulate common stock or to obtain control of our Company by means of a merger, tender offer or solicitation in opposition to management. In addition, this proposal is not part of any plan by management to recommend a series of similar amendments to our stockholders. Finally, except as described in this proxy statement, our board of directors does not currently contemplate recommending the adoption of any other amendments to our certificate of incorporation that could be construed as affecting the ability of third parties to take over or change the control of our Company.

In addition, the issuance of additional shares of common stock for any of the corporate purposes listed above could have a dilutive effect on earnings per share of common stock and the book or market value of our outstanding common stock, depending on the circumstances, and would likely dilute a stockholder’s percentage voting power in the Company. Holders of common stock are not entitled to preemptive rights or other protections against dilution.

No Fractional Shares

No fractional shares of common stock will be issued in connection with the Reverse Stock Split. Instead, if, as a result of the Reverse Stock Split, any holder would otherwise be entitled to receive a fractional share of common stock, the Company intends to issue such holder an additional fractional share of common stock such that, when combined with the fractional share otherwise issuable to such holder as a result of the Reverse Stock Split, equals a whole share of common stock, such that no fractional shares result from the Reverse Stock Split. This has the same practical effect as rounding up the fractional share to the nearest whole share.

Criteria to Be Used for Decision to Proceed with the Reverse Stock Split

If the stockholders approve the Reverse Stock Split Proposal, then our board of directors will be authorized to proceed with the Reverse Stock Split. In determining whether to proceed with the Reverse Stock Split, our board of directors will consider a number of factors, including Nasdaq listing requirements, market conditions, existing and expected trading prices of the our common stock, the amount of our authorized but unissued common stock, and actual or forecasted results of operations.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenter’s rights or appraisal rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Interest of Certain Persons in Matters to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Stock Split that is not shared by all of our other stockholders.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, our board of directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split.

The following discussion is a general summary of certain U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to holders of our capital stock that hold such stock as a capital asset for U.S. federal income tax purposes (generally, property held for investment). This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the Code), Treasury regulations promulgated thereunder, administrative rulings and judicial decisions as of the date hereof, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below.

This discussion applies only to holders that are U.S. Holders (as defined below) and does not address all aspects of federal income taxation that may be relevant to such holders in light of their particular circumstances or to holders that may be subject to special tax rules, including: (i) holders subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (or other flow-through entities for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (viii) U.S. Holders (as defined below) whose “functional currency” is not the U.S. dollar; (ix) persons holding our common stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquire shares of our common stock in connection with employment or other performance of services; or (xi) U.S. expatriates. If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our capital stock, the tax treatment of a holder that is a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (IRS) regarding the U.S. federal income tax consequences of the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge. The following summary does not address any U.S. state or local or any non-U.S. tax consequences, any estate, gift or other non-U.S. federal income tax consequences, or the Medicare tax on net investment income.

EACH HOLDER OF CAPITAL STOCK SHOULD CONSULT SUCH HOLDER’S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH HOLDER.

For purposes of the discussion below, a “U.S. Holder” is a beneficial owner of shares of our capital stock that for U.S. federal income tax purposes is: (1) an individual citizen or resident of the United States; (2) a corporation (including any entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state or political subdivision thereof; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (ii) the trust has a valid election in effect to be treated as a U.S. person.

The Reverse Stock Split is intended to be treated as a recapitalization for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code, and the remainder of this discussion assumes the

Reverse Stock Split so qualifies. As a result, a U.S. Holder generally should not recognize gain or loss upon the Reverse Stock Split, except potentially with respect to any additional fraction of a share of our common stock received as a result of the issuance of any fractional share of our common stock, as discussed below. Subject to the below discussion regarding a U.S. Holder’s receipt of a fractional share of our common stock such that, when combined with the fractional share otherwise issuable to such holder as a result of the Reverse Stock Split, equals a whole share of common stock, a U.S. Holder’s aggregate tax basis in the shares of our common stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of our common stock owned immediately prior to the Reverse Stock Split, and such U.S. Holder’s holding period in the shares of our common stock received should include the holding period in the shares of our common stock that such U.S. Holder owned immediately prior to the Reverse Stock Split. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the Reverse Stock Split. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

As noted above, no fractional shares of our common stock will be issued as a result of the Reverse Stock Split. Instead, if, as a result of the Reverse Stock Split, any U.S. Holder would otherwise be entitled to receive a fractional share of common stock, the Company intends to issue to such U.S. Holder an additional fractional share of common stock such that, when combined with the fractional share otherwise issuable to such holder as a result of the Reverse Stock Split, equals a whole share of common stock and no fractional shares result from the Reverse Stock Split. This has the same practical effect as rounding up the fractional share. The U.S. federal income tax consequences of the receipt of such additional fraction of a share of our common stock are not clear. A U.S. Holder who receives such additional fractional share of common stock may recognize income or gain. We are not making any representation as to whether the receipt of such additional fractional share of common stock will result in income or gain to any U.S. Holder, and U.S. Holders are urged to consult their own tax advisors as to the possible tax consequences of receiving such fractional share.

Accounting Matters

The par value of the common stock will remain unchanged at $0.0001 per share of common stock after the Reverse Stock Split. As a result, our stated capital, which consists of the par value per share of the common stock multiplied by the aggregate number of shares of common stock issued and outstanding, will be reduced proportionately at the effective time of the Reverse Stock Split. Correspondingly, our additional paid-in capital, which consists of the difference between our stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of common stock, will be increased by a number equal to the decrease in stated capital. Our stockholders' equity, in the aggregate, will remain unchanged. Further, net loss per share, book value per share and other per share amounts will be increased as a result of the Reverse Stock Split because there will be fewer shares of common stock outstanding.

Vote Required

The affirmative vote of the holders of a majority of the voting power of the outstanding shares of capital stock on the Record Date is required to adopt and approve the Reverse Stock Split Amendment to effect the Reverse Stock Split. Because the voting standard for this proposal is a majority of the voting power of the outstanding shares of capital stock, abstentions and broker non-votes will have the effect of a vote “AGAINST” the proposal. Because this proposal is considered “routine” and brokers have discretion to vote for this proposal, we expect few if any broker non-votes for this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL AND ADOPTION OF THE REVERSE STOCK SPLIT AMENDMENT.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed WithumSmith+Brown, PC, an independent registered public accounting firm, to audit our financial statements for our fiscal year ending December 31, 2024. WithumSmith+Brown, PC has served as our independent registered public accounting firm since 2020.

At the Annual Meeting, our stockholders are being asked to ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for our fiscal year ending December 31, 2024. Stockholder ratification of the appointment of WithumSmith+Brown, PC is not required by our bylaws or other applicable legal requirements. However, our board of directors is submitting the appointment of WithumSmith+Brown, PC to our stockholders for ratification as a matter of good corporate governance. In the event that this appointment is not ratified by the affirmative vote of a majority of the shares present virtually or represented by proxy at the Annual Meeting and entitled to vote, such appointment will be reconsidered by our audit committee. Even if the appointment is ratified, our audit committee, in its sole discretion, may appoint another independent registered public accounting firm at any time during our fiscal year ending December 31, 2024 if our audit committee believes that such a change would be in the best interests our company and our stockholders. A representative of WithumSmith+Brown, PC is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she wishes to do so, and is expected to be available to respond to appropriate questions from stockholders.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered to us by WithumSmith+Brown, PC for our fiscal years ended December 31, 2023 and 2022.

	2023	2022
Audit Fees (1)	$ 584,410	$ 421,286
Audit-Related Fees	-	-
Tax Fees (2)	36,400	29,282
All Other Fees	-	-
Total Fees	$ 620,810	$ 450,568

____________________________

(1)
Includes the audits, quarterly reviews, review of registration statements, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements and are inclusive of billed expenses.

(2) Tax fees were for professional services related to tax compliance services.

Auditor Independence

In our fiscal year ended December 31, 2023, there were no other professional services provided by WithumSmith+Brown, PC that would have required our audit committee to consider their compatibility with maintaining the independence of WithumSmith+Brown, PC.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee has established a policy governing our use of the services of our independent registered public accounting firm. Under the policy, our audit committee is required to pre-approve all audit and permissible non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair such accounting firm’s independence. All fees paid to WithumSmith+Brown, PC for our fiscal years ended December 31, 2023 and 2022 were approved by our audit committee.

Vote Required

The ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for our fiscal year ending December 31, 2024 requires the affirmative vote of a majority of the voting power of the capital stock present virtually or represented by proxy at the Annual Meeting entitled to vote thereon. Abstentions will have the effect of a vote AGAINST this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF WITHUMSMITH+BROWN, PC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2024.

AUDIT COMMITTEE REPORT

The audit committee is a committee of the board of directors comprised solely of independent directors as required by the listing standards of the Nasdaq Stock Market LLC and the rules and regulations of the Securities and Exchange Commission (the SEC). The composition of the audit committee, the attributes of its members and the responsibilities of the audit committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The audit committee operates under a written charter approved by the board of directors, which is available on our website at ir.telesisbio.com. The audit committee reviews and assesses the adequacy of its charter and the audit committee’s performance on an annual basis.

With respect to the Company’s financial reporting process, the Company’s management is responsible for (1) establishing and maintaining internal controls and (2) preparing the Company’s financial statements. The audit committee is responsible for the appointment, compensation and oversight of the independent registered public accounting firm. It is not the responsibility of the audit committee to prepare the Company’s financial statements. The Company’s independent registered public accounting firm, WithumSmith+Brown, PC, is responsible for performing an independent audit of the Company’s financial statements.

In the performance of its oversight function, the audit committee has:

•
reviewed and discussed the audited financial statements with management and WithumSmith+Brown, PC;

•
discussed with WithumSmith+Brown, PC the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC; and

•
received the written disclosures and the letter from WithumSmith+Brown, PC required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence and has discussed with WithumSmith+Brown, PC its independence.

Based on the audit committee’s review and discussions with management and WithumSmith+Brown, PC, the audit committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.

Respectfully submitted by the members of the audit committee of the board of directors:

Christine Tsingos (Chair)

Franklin Witney

Annette Tumolo

This report of the audit committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the Securities Act), or under the Securities Exchange Act of 1934, as amended (the Exchange Act), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

EXECUTIVE OFFICERS

The following table sets forth certain information about our executive officers as of April 18, 2024. Officers are elected by our board of directors to hold office until their successors are elected and qualified.

Name	Age	Position
Eric Esser	54	Chief Executive Officer and Director
Daniel G. Gibson	47	Chief Technology Officer
Robert H. Cutler	56	Chief Legal Officer

William Kullback	64	Chief Financial Officer

For the biography of Eric Esser, please see “Board of Directors and Corporate Governance.”

Daniel G. Gibson. Dr. Gibson has served as our Chief Technology Officer since August 2018. From February 2011 to August 2018, Dr. Gibson served in various roles at Synthetic Genomics, Inc., our former parent company and a biotechnology company focused on synthetic biology, including Principal Scientist and Vice President of DNA Technology. Dr. Gibson was responsible for developing new synthetic biology technology for application in a broad range of industries. Since 2004, Dr. Gibson has also served as a professor in the synthetic biology group at the J. Craig Venter Institute, a non-profit genomics research institute. Dr. Gibson earned a B.S. in Biological Sciences from the State University of New York at Buffalo and a Ph.D. in Molecular Biology from the University of Southern California.

Robert H. Cutler. Mr. Cutler has served as our Chief Legal Officer since July 2021. Mr. Cutler served as General Counsel of Viridos, Inc. (formerly Synthetic Genomics, Inc.), a synthetic biotechnology company, from February 2016 to August 2021, and General Counsel of LifeVantage Corporation, a nutrigenomics company, from January 2012 to May 2015. Prior to that, he was Vice President of Business Development at Somaxon Pharmaceuticals, a specialty pharmaceutical company, and served in various legal and business development roles at Biogen, Inc., a biotechnology company. Prior to Biogen, Mr. Cutler worked as a corporate and securities lawyer for two large law firms. Mr. Cutler earned a B.A. in Finance from the University of Utah and a J.D. from Brigham Young University.

William Kullback. Mr. Kullback has served as our Chief Financial Officer since August 2023. Prior to joining the Company, Mr. Kullback served as Chief Financial Officer at Epic Sciences, Inc., a diagnostics company, from November 2022 to March 2023; Chief Financial Officer at BioLegend, Inc., a life sciences company, from May 2017 to August 2022; and Chief Financial Officer, Secretary and Treasurer at Lombard Medical, Inc., a medical device company, from 2014 to 2017. Prior to Lombard Medical, Inc., Mr. Kullback held a variety of senior accounting and finance related roles at various companies. Mr. Kullback earned an Masters of Business Administration with a major in Accounting and a Bachelor of Arts in Economics and English from State University of New York at Buffalo.

EXECUTIVE COMPENSATION

Processes and Procedures for Compensation Decisions

Our compensation committee is responsible for the executive compensation programs for our executive officers and reports to our board of directors on its discussions, decisions and other actions. Typically, our Chief Executive Officer makes recommendations to our compensation committee, often attends committee meetings and is involved in the determination of compensation for the respective executive officers who report to him, except that the Chief Executive Officer does not make recommendations as to his own compensation. Our Chief Executive Officer makes recommendations to our compensation committee regarding short- and long-term compensation for all executive officers (other than himself) based on our results, an individual executive officer’s contribution toward these results and performance toward individual goal achievement. Our compensation committee then reviews the recommendations and other data. Our compensation committee makes decisions as to total compensation for each executive officer, although it may instead, in its discretion, make recommendations to our board of directors regarding executive compensation for its approval.

Our compensation committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our compensation programs and related policies. In 2023, our compensation committee retained Compensia, Inc., a compensation consultant, to provide executive compensation information, recommendations, and advice for 2023.

Our compensation committee periodically considers and assesses its advisor’s independence, including whether the advisor has any potential conflicts of interest with our company or members of our compensation committee. In connection with the advisor’s engagement, our compensation committee conducted such a review and concluded that it was not aware of any conflict of interest that had been raised by work performed Compensia or the individual consultants employed by each firm that performed services for our compensation committee.

Our named executive officers for the fiscal year ended December 31, 2023, which consist of our principal executive officer and the next two most highly compensated executive officers who were serving as executive officers as of December 31, 2023 are:

•
Todd R. Nelson, our former Chief Executive Officer and Director;
•
Eric Esser, our President, Chief Executive Officer and Director.
•
Robert Cutler, our Chief Legal Officer; and

Summary Compensation Table

The following table provides information regarding the compensation of our named executive officers during the years ended December 31, 2023 and 2022.

Name and Principal Position	Year	Salary($)	Bonus($)(4)	Stock Awards($) (1)	Option Awards($) (2)	All Other Compensation ($) (3)	Total($)
Todd R. Nelson	2023	$ 618,000	-	$ 79,182	$ 292,980	$ 3,612	$ 993,774
Former Chief Executive Officer	2022	618,000	305,910	488,580	895,480	475	2,308,445
Robert Cutler	2023	409,231	-	22,908	84,968	4,112	521,219
Chief Legal Officer	2022	409,231	158,404	222,360	618,456	943	1,409,394
Eric Esser	2023	425,000	-	54,116	200,336	4,112	683,564
President and Chief Executive Officer

____________________________

(1) The amounts reported represent the aggregate grant date fair value of restricted stock awards made to ______ named executive officers during 2022 and 2023, computed in accordance with FASB ASC Topic 718.

(2) The amounts reported represent the aggregate grant-date fair value of the stock options awarded to the named executive officer in 2022 and 2023, calculated using the Black-Scholes option-pricing model. Compensation expense for these awards is recognized net of the estimated forfeiture rate, over the requisite service period, which is generally the vesting period of the respective award. For information regarding assumptions underlying the valuation of equity awards, see the assumptions used in calculating the grant-date fair value of the awards reported in this column are set forth in the notes to our financial statements included in our Annual Report on Form 10-K filed with the SEC on March 29, 2024. These amounts do not correspond to the actual value that may be received by our executive officers if the stock options are exercised.

(3) The amounts reported represent insurance premiums paid by the Company during 2022 and 2023 with respect to life insurance for the benefit of such named executive officer, and income related to the discounted purchase price of shares issued subject to the Employee Stock Purchase Plan.

(4) The named executive officers were eligible for a portion of their bonuses in 2023 but our board of directors exercised its discretion in determining that no bonuses would be paid.

Outstanding Equity Awards at 2023 Year-End

The following table provides information regarding outstanding equity awards held by our named executive officers as of December 31, 2023.

		Option Awards	Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested($)(1)
Todd R. Nelson	04/24/2021	425,751	275,249(2)	1.15(3)	04/24/2031	-	$ -
	02/28/2022	72,635	110,865(4)	1.15(3)	02/28/2032	35,925	14,334
	06/22/2023	-	385,500(8)	1.66	06/22/2033	47,700	19,032
Robert Cutler	08/27/2021	61,680	80,820(6)	1.15(3)	08/27/2031	-	-
	02/28/2022	33,131	50,569(4)	1.15(3)	02/28/2032	16,350	6,524
	08/04/2022	-	200,000(5)	1.15(3)	08/04/2032	-	-
	06/22/2023	-	111,800(8)	1.66	06/22/2033	13,800	5,506
Eric Esser	6/15/2022	70,312	154,688(7)	1.15(3)	06/15/2032	-	-
	08/04/2022	-	50,000(5)	1.15(3)	08/04/2032	-	-
	06/22/2023	-	263,600(8)	1.66	06/22/2033	32,600	13,007

____________________________

(1) The amounts reported represent the aggregate market value of the unvested RSUs held by the above officers as of December 31, 2023, based on the closing price of a share of Telesis Bio Inc. common stock of $0.40 on December 31, 2023.

(2) Shares subject to the option vested 25% on April 21, 2022, then the remaining shares vest in 36 equal monthly installments thereafter, subject to a three-month pause in vesting following the December 13, 2022 repricing date.

(3) On December 13, 2022, our board of directors approved the repricing of all outstanding stock options that had an exercise price greater than $1.15.

(4) Shares subject to the option vested 25% on May 27, 2023, then the remaining shares vest in 36 equal monthly installments thereafter.

(5) Shares subject to the option vest 100% on November 4, 2024.

(6) Shares subject to the option vested 25% on August 27, 2022, then the remaining shares vest in 36 equal monthly installments thereafter, subject to a three-month pause in vesting following the December 13, 2022 repricing date.

(7) Shares subject to the option vested 25% on September 1, 2023, then the remaining shares vest in 36 equal monthly installments thereafter.

(8) Shares subject to the option vested 25% on March 1, 2024, then the remaining shares vest in 36 equal monthly installments thereafter.

Narrative Explanation of Compensation Arrangements with Our Named Executive Officers

Todd R. Nelson

In connection with his role as Chief Executive Officer, which terminated on April 17, 2024, we entered into a confirmatory employment agreement with Dr. Nelson. The confirmatory employment agreement has no specific term and provides for at-will employment. Dr. Nelson’s current annual base salary was $618,000, and Dr. Nelson’s annual target bonus was 60% of his annual base salary.

Eric Esser

We have entered into an amended employment agreement with Mr. Esser in connection with his appointment as President and Chief Executive Officer. The amended employment agreement has no specific term and provides for at-will employment. Mr. Esser's current annual base salary is $490,000, and Mr. Esser's annual target bonus is 100% of his annual base salary.

Robert H. Cutler

We have entered into a confirmatory employment agreement with Mr. Cutler, our Chief Legal Officer. The confirmatory employment agreement has no specific term and provides for at-will employment. Mr. Cutler's current annual base salary is $410,000, and Mr. Cutler's annual target bonus is 35% of his annual base salary.

Potential Payments Upon Termination or Change in Control

We have adopted a change in control severance arrangement for our named executive officers that provides for the severance and change in control benefits only in the circumstances as described below.

If a named executive officer’s employment is terminated outside the period beginning three months before a change in control and ending 12 months following a change in control (the change in control period), either (i) by us (or any of our subsidiaries) without “cause” (and other than by reason of death or disability) or (ii) by the named executive officer for “good reason” (as such terms are defined in the named executive officer’s change in control severance agreement), the named executive officer will receive the following benefits if he timely signs and does not revoke a release of claims in our favor:

•
a lump-sum payment equal to 12 months (in the case of Dr. Nelson) or nine months (in the case of Mr. Cutler and Mr. Esser) of the named executive officer’s annual base salary as in effect immediately prior to such termination (or if such termination is due to a resignation for good reason based on a material reduction in base salary, then as in effect immediately prior to the reduction); and

•
payment of premiums for coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (COBRA), for the named executive officer and the named executive officer’s eligible dependents, if any, for up to 12 months (in the case of Dr. Nelson) or nine months (in the case of Mr. Cutler and Mr. Esser), or taxable monthly payments for the equivalent period in the event payment of the COBRA premiums would violate, or be subject to an excise tax under, applicable law.

If, within the change in control period, the named executive officer’s employment is terminated either (i) by us (or any of our subsidiaries) without cause (and other than by reason of death or disability) or (ii) by the named executive officer for good reason, the named executive officer will receive the following benefits if the named executive officer timely signs and does not revoke a release of claims in our favor:

•
a lump-sum payment, less applicable withholdings, equal to the sum of (x) 18 months (in the case of Dr. Nelson) or 12 months (in the case of Mr. Cutler and Mr. Esser) of the named executive officer’s annual base salary as in effect immediately prior to such termination (or if such termination is due to a resignation for good reason based on a material reduction in base salary, then as in effect immediately prior to the reduction or if greater, at the level in effect immediately prior to the change in control) and (y) 150% (in the case of Dr. Nelson) and 100% (in the case of Mr. Cutler and Mr. Esser) of the named executive officer’s target annual bonus as in effect for the fiscal year in which the termination occurs;

•
payment for premiums for coverage under COBRA for the named executive officer and the named executive officer’s eligible dependents, if any, for up to 18 months (in the case of Dr. Nelson) or 12 months (in the case of Mr. Cutler or Mr. Esser); and

•
100% accelerated vesting and exercisability (as applicable) of all outstanding equity awards and, in the case of an equity award with performance-based vesting unless otherwise specified in the applicable equity award agreement governing such award, all performance goals and other vesting criteria will be deemed achieved at 100% of target levels.

If any of the amounts provided for under these change in control severance arrangements or otherwise payable to our named executive officers would constitute “parachute payments” within the meaning of Section 280G of the Code and could be subject to the related excise tax, the named executive officer would be entitled to receive either full payment of benefits under their change in control severance arrangement or such lesser amount which would result in no portion of the benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to the named executive officer. The change in control severance agreements do not require us to provide any tax gross-up payments.

401(k) Plan

We maintain a 401(k) retirement savings plan for the benefit of our employees, including our named executive officers who remain employed with us, and who satisfy certain eligibility requirements. Under the 401(k) plan, eligible employees may elect to defer a portion of their compensation, within the limits prescribed by the Code, on a pre-tax or after-tax (Roth) basis, through contributions to the 401(k) plan.

The 401(k) plan authorizes employer matching and discretionary contributions. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Code. As a tax-qualified retirement plan, pre-tax contributions to the 401(k) plan and earnings on those pre-tax contributions are not taxable to the employees until distributed from the 401(k) plan, and earnings on Roth contributions are not taxable when distributed from the 401(k) plan.

Equity Compensation Plan Information

The following table provides information as of December 31, 2023 with respect to shares of our common stock that may be issued under our existing equity compensation plans. All of our equity compensation plans have been approved by our stockholders.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Restricted Stock Units and Rights (#)	Weighted Average Exercise Price of Outstanding Options and Rights ($)(5)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the first Column) (#)

2019 Stock Incentive Plan (1)	150,039	$ 0.52	-
2021 Equity Incentive Plan (2)	1,237,589	2.73	-

2021 Stock Incentive Plan (3)	4,276,013	1.71	2,279,576
2021 Employee Stock Purchase Plan (4)	-	-	513,869
TOTAL	5,663,641	$ 1.90	2,793,445

____________________________

(1) Our board of directors adopted, and our stockholders approved, the 2019 Stock Incentive Plan, as amended and restated (the 2019 Plan). In connection with our initial public offering and the adoption of the 2021 Stock Incentive Plan, as amended and restated (the 2021 SIP), we no longer grant awards under the 2019 Plan; however, all outstanding options issued pursuant to the 2019 Plan continue to be governed by their existing terms. To the extent that any such awards are forfeited or lapse unexercised or are repurchased, the shares of common stock subject to such awards will become available for issuance under the 2021 SIP.

(2) Our board of directors adopted, and our stockholders approved, the 2021 Equity Incentive Plan, as amended and restated (the 2021 Plan). In connection with our initial public offering and the adoption of the 2021 SIP, we no longer grant awards under the 2021 Plan; however, all outstanding options issued pursuant to the 2021 Plan continue to be governed by their existing terms. To the extent that any such awards are forfeited or lapse unexercised or are repurchased, the shares of common stock subject to such awards will become available for issuance under the 2021 SIP.

(3) Our board of directors adopted, and our stockholders approved, the 2021 Stock Incentive Plan. The 2021 SIP provides that the number of shares available for issuance under the 2021 SIP will be increased on the first day of each fiscal year beginning with the 2021 fiscal year, in an amount equal to the least of (i) 15,750,000 shares, (ii) five percent (5%) of the outstanding shares of common stock on the last day of the immediately preceding fiscal year or (iii) such other amount as our board of directors may determine.

(4) Our board of directors adopted, and our shareholders approved, the 2021 Employee Stock Purchase Plan (the ESPP). The ESPP provides that the number of shares available for issuance under the ESPP will be increased on the first day of each fiscal year beginning with the 2021 fiscal year, in an amount equal to the least of (i) 1,050,000 shares, (ii) one percent (1%) of the outstanding shares of common stock on the last day of the immediately preceding fiscal year or (iii) such other amount as may be determined by our board of directors.

(5) On December 13, 2022, our board of directors approved the repricing of all outstanding stock options that had an exercise price greater than $1.15.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2024 for:

•
each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our common stock.

•
each of our directors and nominees for director;

•
each of our named executive officers; and

•
all of our current directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Securities Act.

We have based our calculation of the percentage of beneficial ownership on 30,103,284 shares of our common stock and 280,000 shares of our preferred stock outstanding as of March 31, 2024. In addition, we have deemed shares of our common stock subject to stock options and warrants that are currently exercisable or exercisable within 60 days of March 31, 2024 to be outstanding and to be beneficially owned by the person holding the stock option for the purpose of computing the percentage ownership of that person.

We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Telesis Bio Inc., 10431 Wateridge Circle, Suite 150, San Diego, California, 92121.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percentage+
Greater than 5% Stockholders:
Entities affiliated with Northpond Ventures LP(1)	18,534,722	38.8%
Novalis LifeSciences LLC(2)	8,929,022	19.99%
M-185 Corporation(3)	2,838,326	6.4%
GATTACA Mining LLC(4)	6,000,000	14.0%
BroadOak Fund IV, LLC(5)	4,491,692	10.2%
Danaher Innovation Center LLC(6)	2,294,157	5.4%
Named Executive Officers and Directors:
Todd R. Nelson(7)	9,655,800	22.2%
Robert H. Cutler(8)	174,376	*
Eric Esser(9)	177,943	*
Daniel G. Gibson(10)	230,755	*
William J. Kullback	-	*
Andrea L. Jackson	-	*
Jami Nachtsheim(11)	136,765	*
Annette Tumolo(12)	93,761	*
Greg Herrema(13)	44,680	*
Christine A. Tsingos(14)	139,199	*
Franklin R. Witney(15)	249,426	*
All directors and executive officers as a group (11 persons)(16)	10,902,705	24.5%

____________________________

* Represents less than 1%.

+ Represents percentage of total voting power with respect to all shares of our common stock and preferred stock voting as a single class.

(1) Includes 3,612,946 shares of common stock that may be acquired upon conversion of preferred stock owned by Northpond Ventures, LP (Northpond LP), and 5,077,646 shares of common stock that may be acquired upon exercise of warrants. As reported on Schedule 13D filed with the SEC on June 5, 2023, also consists of (i) 9,375,380 shares held of record by Northpond LP, and (ii) 468,750 shares held of record by Northpond Ventures II, LP (Northpond II LP). Northpond LP is managed by Northpond Ventures GP, LLC (Northpond GP) and may be deemed to be the indirect beneficial owner of the 9,375,380 shares beneficially owned by Northpond LP. Northpond II LP is managed by Northpond Venture GP II, LLC (Northpond II GP) and may be deemed to be the indirect beneficial owner of the 468,750 shares of Common Stock beneficially owned by Northpond II LP. Michael P. Rubin is the sole managing member of each of Northpond GP and Northpond II GP. As a result of the foregoing relationships, Mr. Rubin may be deemed to be the indirect beneficial owner of the 9,844,130 Common Stock beneficially owned by Northpond LP and Northpond II LP. Mr. Rubin has the shared power to vote, or direct the voting of, and the shared power to dispose of, or direct the disposition of, the Common Stock held by Northpond LP and Northpond II LP. Each of Northpond LP, Northpond GP, Northpond II LP and Northpond II GP disclaims beneficial ownership of the securities reported herein except to the extent of its pecuniary interest therein. Andrea L. Jackson, a member of our board of directors, is a Director of Northpond Ventures, LLC, an investment firm affiliated with Northpond Ventures, LP and Northpond GP LLC. Ms. Jackson does not have any voting or dispositive power over the securities reported herein. The address of Northpond Ventures, LP is 7500 Old Georgetown Rd, Suite 850, Bethesda, MD 20814.

(2) Includes 7,000,083 shares of common stock that may be acquired upon conversion of preferred stock owned by Novalis LifeSciences LLC, and 1,928,939 shares of common stock that may be acquired upon exercise of warrants, and excludes shares subject to certain threshold limitations pursuant to the terms of such warrants. Greg Herrema, a member of our board of directors, is a Senior Advisor of Novalis LifeSciences LLC. Mr. Herrema does not have any voting or dispositive power over the securities reported herein. The address of Novalis LifeSciences LLC is 1 Liberty Lane E, Suite 112, Hampton, NH 03842.

(3) Consists of (i) 122,516 shares held of record by M-185 Corporation, (ii) 1,129,045 shares of common stock that may be acquired upon conversion of preferred stock owned by M-185 Corporation, and (iii) 1,586,765 shares of common stock that may be acquired upon exercise of warrants. As reported on Schedule 13G/A filed with the SEC on July 5, 2023,Todd R. Nelson is the managing member of M-185 Corporation and may be deemed to have voting and dispositive power over the shares held by M-185 Corporation. The address of M-185 Corporation is P.O. Box 1083, Carefree, AZ 85377.

(4) Consists of (i) 6,000,000 shares held of record by GATTACA. As reported on Schedule 13G/A filed with the SEC on July 5, 2023,Todd R. Nelson is the managing member of GATTACA and may be deemed to have voting and dispositive power over the shares held by GATTACA. The address of GATTACA is P.O. Box 1083, Carefree, AZ 85377.

(5) Includes 903,236 shares of common stock that may be acquired upon conversion of preferred stock owned by BroadOak Fund IV, LLC, and 1,269,411 shares of common stock that may be acquired upon exercise of warrants. As reported on Schedule 13G/A filed with the SEC on July 5, 2023, also consists of 2,319,045 shares held of record by BroadOak Fund IV, LLC. BroadOak Asset Management, LLC is the manager and general partner of BroadOak Fund IV, LLC, and BroadOak Capital Partners, LLC is the managing member of BroadOak Asset Management, LLC. BroadOak Capital Partners, LLC may be deemed to have voting and dispositive power over the shares held by BroadOak Fund IV, LLC. Mr. William F. Snider may be deemed to have beneficial ownership over the securities reported herein. The address for BroadOak Fund IV, LLC is 4800 Montgomery Lane Suite 230, Bethesda, MD 20814.

(6) As reported on Schedule 13G filed with the SEC on February 1, 2022. Consists of 2,294,157 shares held of record by Danaher Innovation Center LLC. Danaher Innovation Center LLC is an indirect, wholly owned subsidiary of Danaher Corporation. The address of Danaher Innovation Center LLC is 2200 Pennsylvania Avenue, NW, Suite 800W, Washington, DC 20037. These shares were held by DH Life Sciences LLC, another wholly owned subsidiary of Danaher Corporation, as of March 31, 2021, and were transferred to Danaher Innovation Center LLC on April 23, 2021.

(7) Consists of (i) 114,515 shares held of record by Todd R. Nelson, (ii) 702,959 shares issuable pursuant to stock options exercisable within 60 days of March 31, 2024, (iii) the 6,000,000 shares referenced in footnote 4, (iv) the 122,516 shares and 1,586,765 warrants referenced in footnote 3, and (v) the 1,129,045 shares of common stock that may be acquired upon conversion of preferred stock referenced in footnote 3. As reported on Schedule 13G/A filed with the SEC on July 5, 2023,Todd R. Nelson is the managing member of M-185 Corporation and GATTACA and may be deemed to have voting and dispositive power over the shares held by M-185 Corporation and GATTACA.

(8) Consists of 16,968 shares held of record by Mr. Cutler and 157,408 shares issuable pursuant to stock options exercisable within 60 days of March 31, 2024.

(9) Consists of 7,310 shares held of record by Mr. Esser and 170,633 shares issuable pursuant to stock options exercisable within 60 days of March 31, 2024.

(10) Consists of 92,212 shares held of record by Mr. Gibson and 138,543 shares issuable pursuant to stock options exercisable within 60 days of March 31, 2024.

(11) Consists of 20,630 shares held of record by Ms. Nachtsheim and 116,135 shares issuable to Ms. Nachtsheim pursuant to stock options exercisable within 60 days of March 31, 2024.

(12) Consists of 25,368 shares held of record by Ms. Tumolo and 68,393 shares issuable to Ms. Tumolo pursuant to stock options exercisable within 60 days of March 31, 2024.

(13) Consists of 44,680 shares issuable to Mr. Herrema pursuant to stock options exercisable within 60 days of March 31, 2024. Mr. Herrema disclaims beneficial ownership of such shares described in footnote 2 except to the extent of his pecuniary interest therein, if any.

(14) Consists of 20,630 shares held of record by Ms. Tsingos and 118,569 shares issuable to Ms. Tsingos pursuant to stock options exercisable within 60 days of March 31, 2024.

(15) Consists of 20,630 shares held of record by Mr. Witney and 118,569 shares issuable to Mr. Witney pursuant to stock options exercisable within 60 days of March 31, 2024.

(16) Consists of (i) 6,440,779 shares beneficially owned by our current executive officers and directors, (ii) 1,129,045 shares of common stock that may be acquired upon conversion of preferred stock, (iii) 1,586,765 shares issuable pursuant to warrants beneficially owned by such directors and officers, and (iv) 1,746,116 shares issuable pursuant to stock options held by such directors and officers and exercisable within 60 days of March 31, 2024.

CERTAIN RELATIONSHIPS, RELATED PARTY AND OTHER TRANSACTIONS

We describe below transactions and series of similar transactions, since January 1, 2022, to which we were a party or will be a party, in which:

•
the amounts involved exceeded or will exceed the lesser of (i) $120,000 or (ii) one percent of the average of our total assets at year-end for the last two completed fiscal years; and
•
any of our directors, nominees for director, executive officers or beneficial holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities (each, a related person), had or will have a direct or indirect material interest.

We have granted stock options to our executive officers and certain of our directors. See the sections titled “Executive Compensation-Outstanding Equity Awards at Fiscal Year-End” and “Management-Director Compensation” for a description of these stock incentive awards.

Other than as described above under this section titled “Certain Relationships and Related Party Transactions,” since January 1, 2022, we have not entered into any transactions, nor are there any currently proposed transactions, between us and a related party where the amount involved exceeds, or would exceed, the lesser of (i) $120,000 or (ii) one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest. We believe the terms of the transactions described above were comparable to terms we could have obtained in arm’s-length dealings with unrelated third parties.

Preferred Stock Financing

On May 31, 2023, the Company entered into a redeemable convertible preferred stock and warrant purchase agreement (the Preferred Stock and Warrant Purchase Agreement) with Novalis LifeSciences Investments II, L.P., (a fund with which Greg Herrema, one of our Board members, has a working relationship) (the Lead Investor) and certain other investors, including current investors Northpond Ventures, LP, a fund with which Andrea Jackson, one of our Board members works as a partter (NPV), BroadOak Fund IV LLC (BroadOak) and M-185 Corporation (M-185), an affiliate of the Company’s former Chief Executive Officer, Todd Nelson (collectively, the Investors), pursuant to which the Company agreed to issue and sell to the Investors in a private placement (the Private Placement) (i) an aggregate of 280,000 shares of its newly designated redeemable convertible preferred stock, par value $0.0001 per share (the Redeemable Convertible Preferred), (ii) warrants with a term of two years (such warrants, the Short-Term Warrants) to purchase an aggregate of 5,923,921 shares of the Company’s common stock (the Common Stock), and (iii) warrants with a term of seven years (such warrants, the Long-Term Warrants and, together with the Short-Term Warrants, the Warrants) to purchase an aggregate of 11,847,840 shares of Common Stock. The Redeemable Convertible Preferred will be sold in fixed combinations with the Warrants, which each Investor receiving (a) a Short-Term Warrant to purchase one-half of a share of Common Stock per each share of Common Stock initially underlying the Redeemable Convertible Preferred purchased by such Investor and (b) a Long-Term Warrant to purchase one share of Common Stock per each share of Common Stock initially underlying the Redeemable Convertible Preferred purchased by such Investor. The purchase price per share of Redeemable Convertible Preferred and accompanying Short-Term Warrant and Long-Term Warrant shall be $100.00. Each Warrant has a strike price equal to $2.5996. Excluding any exercise of the Warrants, gross proceeds from the financing were approximately $28.0 million. The Warrants provide that a holder of Warrants will not, subject to certain limited exceptions, have the right to exercise any portion of its Warrants if such holder, together with its attribution parties, would beneficially own (i) in excess of 19.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise to comply with Nasdaq Listing Rule, or, if so elected by an investor, (ii) in excess of 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise (the “Beneficial Ownership Limitation”). Each Investor may elect to receive a pre-funded warrant in lieu of shares of Common Stock upon exercise of a Warrant if such exercise would result in such Investor exceeding the

Beneficial Ownership Limitation. The Company also entered into a Registration Rights Agreement with the Investors whereby the Investors are entitled to certain shelf registration rights with respect to the shares of Common Stock issuable upon conversion of the Redeemable Convertible Preferred and exercise of the Warrants. On May 31, 2023, the Company entered into Amendment No. 1 to the Company’s Amended and Restated Investors’ Rights Agreement, dated as of August 27, 2019 and amended and restated as of December 19, 2019 (the Amended Investors’ Rights Agreement), by and among the Company and certain investors in the Company, including NPV, BroadOak and M-185, listed in Schedule A thereto (the Amended IRA Investors), pursuant to which Amended Investors’ Rights Agreement the Amended IRA Investors extended the term of their existing registration rights until all Registrable Securities (as defined in the Amended Investors’ Rights Agreement) held by the Amended IRA Investors are sold or can be sold pursuant to Rule 144 under the Securities Act.

Limitation of Liability and Indemnification of Officers and Directors

Our amended and restated certificate of incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by the Delaware General Corporation Law. Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for the following:

•
any breach of their duty of loyalty to our company or our stockholders;
•
any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•
unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or
•
any transaction from which they derived an improper personal benefit.

Any amendment to, or repeal of, these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to that amendment or repeal. If the Delaware General Corporation Law is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the Delaware General Corporation Law.

In addition, our bylaws provide that we will indemnify, to the fullest extent permitted by law, any person who is or was a party or is threatened to be made a party to any action, suit or proceeding by reason of the fact that they are or were one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, joint venture, trust or other enterprise. Our bylaws provide that we may indemnify to the fullest extent permitted by law any person who is or was a party or is threatened to be made a party to any action, suit or proceeding by reason of the fact that they are or were one of our employees or agents or is or was serving at our request as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Our bylaws also provide that we must advance expenses incurred by or on behalf of a director or officer in advance of the final disposition of any action or proceeding, subject to limited exceptions.

Further, we have entered into or will enter into indemnification agreements with each of our directors and executive officers that may be broader than the specific indemnification provisions contained in the Delaware General Corporation Law. These indemnification agreements require us, among other things, to indemnify our directors and executive officers against liabilities that may arise by reason of their status or service. These indemnification agreements also require us to advance all expenses incurred by the directors and executive officers in investigating or defending any such action, suit or proceeding. We believe that these agreements are necessary to attract and retain qualified individuals to serve as directors and executive officers.

The limitation of liability and indemnification provisions that are included in our amended and restated certificate of incorporation, bylaws and in indemnification agreements that we have entered into or will enter into with our directors and executive officers may discourage stockholders from bringing a lawsuit against our directors and executive officers for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against our directors and executive officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and executive officers as required by these indemnification provisions. At present, we are not aware of any pending litigation or proceeding involving any person who is or was one of our directors, officers, employees or other agents or is or was serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, for which indemnification is sought, and we are not aware of any threatened litigation that may result in claims for indemnification.

We have obtained insurance policies under which, subject to the limitations of the policies, coverage is provided to our directors and executive officers against loss arising from claims made by reason of breach of fiduciary duty or other wrongful acts as a director or executive officer, including claims relating to public securities matters, and to us with respect to payments that may be made by us to these directors and executive officers pursuant to our indemnification obligations or otherwise as a matter of law.

Certain of our non-employee directors may, through their relationships with their employers, be insured or indemnified against certain liabilities incurred in their capacity as members of our board of directors.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling our company pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Policies and Procedures for Related Party Transactions

Our audit committee has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed the lesser of (i) $120,000 or (ii) one percent of the average of our total assets at year-end for the previous two fiscal years, and in which a related person has or will have a direct or indirect material interest. Our policy regarding transactions between us and related persons provides that a related person is defined as a director, executive officer, nominee for director or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and any of their immediate family members. Our audit committee charter provides that our audit committee shall review and approve or disapprove any related party transactions.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based solely on our review of forms filed electronically with the SEC during 2023, or written representations from reporting persons stating that they were not required to file these forms, we believe that during our fiscal year ended December 31, 2023, all executive officers, directors and greater than 10% stockholders complied with all applicable SEC filing requirements under Section 16(a) of the Exchange Act except as follows: Due to an inadvertent error, on December 5, 2023, we filed a Form 4 for Mr. Kullback, our Chief Financial Officer with respect to stock options and restricted stock units granted him at the time of hire on August 31, 2023; and due to an inadvertent error, on March 5, 2024, we filed Form 4s for each of Messrs. Cutler and Esser and Drs. Nelson and Gibson reporting stock options acquired on June 22, 2023.

OTHER MATTERS

Our board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named on the enclosed proxy card will have discretion to vote the shares of common stock they represent in accordance with their own judgment on such matters.

It is important that your shares of common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote over the Internet or by telephone as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card.

THE BOARD OF DIRECTORS

San Diego, California April 19, 2024

ANNEX A

CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

TELESIS BIO INC.

Telesis Bio Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of the Corporation duly adopted resolutions setting forth a proposed amendment to the Amended and Restated Certificate of Incorporation of the Corporation, as amended to date, in the form set forth below (the “Amendment”), declaring the Amendment to be advisable and directing that the Amendment be submitted to the stockholders of the Corporation for consideration thereof at the annual meeting:

RESOLVED, that Article IV of the Amended and Restated Certificate of Incorporation of the Corporation, be, and it hereby is, amended to insert Section 6 at the end of such Article IV, which section shall read as follows:

Section 6. Upon the effectiveness of the filing (the “Effective Time”) of this Certificate of Amendment to the Restated Certificate of Incorporation of the Corporation, pursuant to Section 242 of the General Corporation Law of the State of Delaware, the shares of Common Stock of the Corporation issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”), shall automatically without further action on the part of the Corporation or any holder of Old Common Stock, be reclassified, on a one-for-18 basis, into fully paid and nonassessable shares of Common Stock, par value $0.0001 per share (the “New Common Stock”), such that each eighteen (18) shares of Old Common Stock will be reclassified as one (1) share of New Common Stock, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). From and after the Effective Time, each holder of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of Old Common Stock (the “Old Certificates”) shall be entitled to receive a certificate or certificates (the “New Certificates”) representing the shares of New Common Stock into which the shares of Old Common Stock formerly represented by such Old Certificates have been reclassified pursuant to this Certificate of Amendment. Until surrender, each Old Certificate will be deemed to represent the number of shares of New Common Stock into which such shares of Old Common Stock shall have been reclassified pursuant to this Certificate of Amendment. If, as a result of the Reverse Stock Split, any holder would otherwise be entitled to receive a fractional share of New Common Stock, the Corporation shall cause to be issued to such holder an additional fractional share of New Common Stock that, when combined with the fractional share otherwise issuable to such holder as a result of the Reverse Stock Split, equals a whole share of New Common Stock, such that no fractional shares result from the Reverse Stock Split.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, the annual meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the Amendment.

THIRD: That said Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, this Corporation has caused this Amendment to be signed by a duly authorized officer of the Corporation, on [•], 2024.

TELESIS BIO INC.

By: _______________

Name:

Title: Authorized Officer

TelesisBio

C/O TABULATOR, P.O. BOX 8016, CARY, NC 27512-9903

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Telesis Bio Inc.

Annual Meeting of Stockholders

For Stockholders of record as of April 8, 2024

Wednesday, May 1, 2024 8:00 AM, Pacific Time

Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/TBIO for more details.

Internet:

www.proxypush.com/TBIO

- Cast your vote online
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Phone:

1-866-430-3823

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Mail:

- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

Virtual:

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YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 8:00 AM, Pacific Time, May 1, 2024.

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Eric Esser and Robert H. Cutler (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Telesis Bio Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

Telesis Bio Inc. Annual Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2 AND 3

PROPOSAL		YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	To elect three Class III directors to serve until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified.	FOR	WITHHOLD		
	1.01 Jami Nachtsheim	☐	☐		**FOR**
	1.02 Christine A. Tsingos	☐	☐		**FOR**
	1.03 Annette V. Tumolo	☐	☐		**FOR**
		FOR	AGAINST	ABSTAIN	
2.	To approve and adopt a proposed amendment to the Company's Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company's common stock, par value $0.0001 per share, at a ratio of 1-for-18 (the "Reverse Split Proposal").	☐	☐	☐	**FOR**
3.	To ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for our fiscal year ending December 31, 2024.	☐	☐	☐	**FOR**
4.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.				

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